      As filed with Securities and Exchange Commission on April 26, 2006.
                                                     File Nos. 2-87775, 811-4815

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [35]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [X]
                               Amendment No. [37]

                                   ----------

                                Ultra Series Fund
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
             (Registrant's Exact Name, Address and Telephone Number)

                           Kevin S. Thompson, Esquire
                       CUNA Mutual Life Insurance Company
                                CUNA Mutual Group
                                2000 Heritage Way
                               Waverly, Iowa 50677
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

                Approximate Date of Proposed Public Offering: [ ]

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[x]  on May 1, 2006 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (b)(1)

[ ]  on (date) pursuant to paragraph (b)(1)

[ ]  75 days after filing pursuant to paragraph (b)(2)

[ ]  on (date)pursuant to paragraph (b)(2) of rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ULTRA SERIES FUND

PROSPECTUS                                                           MAY 1, 2006

                                MONEY MARKET FUND

                                    BOND FUND

                                HIGH INCOME FUND

                                  BALANCED FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                               MID CAP VALUE FUND

                               MID CAP GROWTH FUND

                             GLOBAL SECURITIES FUND

                            INTERNATIONAL STOCK FUND

                          CONSERVATIVE ALLOCATION FUND

                            MODERATE ALLOCATION FUND

                           AGGRESSIVE ALLOCATION FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                       This page left intentionally blank.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE FUND
   Money Market Fund ....................................................     1
   Bond Fund ............................................................     3
   High Income Fund .....................................................     5
   Balanced Fund ........................................................     7
   Large Cap Value Fund .................................................     9
   Large Cap Growth Fund ................................................    11
   Mid Cap Value Fund ...................................................    13
   Mid Cap Growth Fund ..................................................    15
   Global Securities Fund ...............................................    17
   International Stock Fund .............................................    19
   Conservative Allocation Fund .........................................    21
   Moderate Allocation Fund .............................................    23
   Aggressive Allocation Fund ...........................................    25
   Expenses .............................................................    27

THE SHARES
   Offer ................................................................    28
   Purchase and Redemption ..............................................    29
   Frequent Trading .....................................................    29
   Dividends ............................................................    30
   Pricing of Fund Shares ...............................................    31
   Taxes ................................................................    32

MORE ABOUT ULTRA SERIES FUND
   Investment Adviser ...................................................    32
   Portfolio Management .................................................    33
   Inquiries ............................................................    36
   Financial Highlights .................................................    36


Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. The investment objectives of the funds are "fundamental" meaning they cannot be changed without shareholder approval. These funds may not achieve their objectives.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MONEY MARKET FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

-    need to "park" your money temporarily

                                       or

-    consider yourself a saver rather than an investor.

You may want to invest fewer of your assets in this fund if you:

-    want federal deposit insurance

-    are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

                                       or

-    are investing for growth or maximum current income.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporations, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the types of permissible issuers and rating categories is contained in the SAI.



The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis.



To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. There is a possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the MONEY MARKET FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MONEY MARKET FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

                                MONEY MARKET FUND


HOW HAS THE MONEY MARKET FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Money Market Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                          FOR YEARS ENDED DECEMBER 31

                                   (BAR CHART)

1996   4.72%
1997   5.01%
1998   5.00%
1999   4.69%
2000   5.86%
2001   3.79%
2002   1.50%
2003   0.75%
2004   0.92%
2005   2.78%


Best Calendar Quarter:    3Q'00   1.56%
Worst Calendar Quarter:   1Q'04   0.16%


The Money Market Fund's current 7-day yield may be obtained by calling 1-800-798-5500.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MONEY MARKET FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MONEY MARKET FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of the Money Market Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                            One Year   Five Year   Ten Year
                            --------   ---------   --------
Money Market Fund             2.78%      1.94%       3.55%
90-day U.S. Treasury Bill     3.00%      2.21%       3.72%


Returns shown for the Money Market Fund are after the deduction of fund management and operating expenses. The 90-day U.S. Treasury Bill returns bear no such expenses.

                                    BOND FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    seek an investment based on a regular stream of income

- seek higher potential returns than money market funds and are willing to accept moderate risk of volatility

-    want to diversify your investments

-    seek a mutual fund for the income portion of an asset allocation program

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    invest for maximum return over a long time horizon

                                       or

-    need absolute stability of your principal.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



Under normal circumstances, the Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates.



The fund may also invest in the following instruments:



     - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;



     - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;



     - FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;



     - ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and



     - NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to one of the four highest categories.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

                                    BOND FUND

HOW HAS THE BOND FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Bond Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

1996   2.86%
1997   7.45%
1998   6.18%
1999   0.73%
2000   8.11%
2001   8.32%
2002   8.55%
2003   3.05%
2004   3.36%
2005   2.51%


Best Calendar Quarter:    3Q'01    4.77%
Worst Calendar Quarter:   2Q'04   -2.55%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.




HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE PERFORMANCE OF THE BOND MARKET?

The following table compares the performance of the Bond Fund with the performance of the Merrill Lynch U.S. Domestic Master Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                           One Year   Five Year   Ten Year
                                           --------   ---------   --------
Bond Fund                                    2.51%      5.12%       5.08%
Merrill Lynch U.S. Domestic Master Index     2.55%      5.91%       6.19%


Returns shown for the Bond Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                                HIGH INCOME FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

-    want to diversify your investments

                                       or

- are seeking an investment based on a regular stream of income as part of an asset allocation program.

You may want to invest fewer of your assets in this fund if you:

-    desire relative stability of your principal

                                       or

-    are investing for maximum return over a long time horizon.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.



Up to 25% of its assets may be invested in the securities of issuers in any one industry.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.


The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/EXTENSION risks described in the Bond Fund Principal Risks section of this prospectus.

                                HIGH INCOME FUND

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following chart provides an illustration of the performance of the High Income Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than these shown.

                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

2001    3.45%
2002    3.06%
2003   18.58%
2004    8.92%
2005    2.51%


Best Calendar Quarter:    2Q'03    6.08%
Worst Calendar Quarter:   3Q'01   -4.31%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


(1) For period shown prior to February 28, 2005, the above results reflect the performance of the previous subadviser, which waS replaced by Shenkman Capital Management, Inc. (SCM) effective February 28, 2005.





HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?


The following table compares the performance of the High Income Fund with the performance of the Merrill Lynch U.S. High Yield Master II Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                                                       Since Inception
                                                One Year   Five Year      10/31/2000
                                                --------   ---------   ---------------
High Income Fund                                  2.51%      7.12%          6.87%
Merrill Lynch U.S. High Yield Master II Index     2.74%      8.39%          7.76%


Returns shown for the High Income Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                                  BALANCED FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The BALANCED FUND seeks a high total return through the combination of income and capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a more conservative option to a growth-oriented fund

-    want a well-diversified and relatively stable investment allocation

-    need a core investment

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- want your return to be primarily either ordinary income or capital gains, but not both

                                       or

-    require a high degree of stability of your principal.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.



The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies, and may invest up to 25% of its assets in foreign securities.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in stocks and bonds, the fund is subject to MARKET and INTEREST RATE RISKS, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. The fund is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. Additionally, there is PREPAYMENT/EXTENSION RISK which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.


To the extent that it invests in certain securities, the fund may be affected by additional risks relating to those securities:

-    NON-INVESTMENT GRADE SECURITIES

-    FOREIGN SECURITIES

-    MORTGAGE-BACKED SECURITIES


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to prepayment and extension risks. These risks are more fully defined and explained on the other fund pages and in the SAI.

                                  BALANCED FUND

HOW HAS THE BALANCED FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Balanced Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

1996    10.79%
1997    16.87%
1998    13.40%
1999    14.49%
2000     3.86%
2001    -3.07%
2002   -11.13%
2003    16.82%
2004     8.34%
2005     3.89%


Best Calendar Quarter:    4Q'98   11.44%
Worst Calendar Quarter:   3Q'02   -8.46%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BALANCED FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BALANCED FUND COMPARE TO THE PERFORMANCE OF THE BALANCED MARKET?

The following table compares the performance of the Balanced Fund with the performance of the Russell 1000(R) Index and Merrill LyncH U.S. Domestic Master Index which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                           One Year   Five Year   Ten Year
                                           --------   ---------   --------
Balanced Fund                                3.89%      2.52%       7.05%
Russell 1000(R) Index                        6.27%      1.07%       9.29%
Merrill Lynch U.S. Domestic Master Index     2.55%      5.91%       6.19%


Returns shown for the Balanced Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                              LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP VALUE FUND (formerly the Growth and Income Stock Fund) seeks long-term capital growth, with income as a secondary consideration.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a stock fund that has both growth and income components

-    are looking for a more conservative option to a growth-oriented fund

-    need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- desire your return to be either ordinary income or capital gains, but not both

                                       or

-    require a high degree of stability of your principal.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Large Cap Value Fund will focus on stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.



The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities including American Depository Receipts (ADRs) of emerging market securities and may invest in Exchange Traded Funds (ETFs) that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

Any fund that invests in stocks and seeks income is subject to MARKET and, to a lesser extent, INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these value stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is perceived to be undervalued, it is actually appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                              LARGE CAP VALUE FUND

HOW HAS THE LARGE CAP VALUE FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Large Cap Value Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

YEAR
----
1996    22.02%
1997    31.42%
1998    17.92%
1999    17.95%
2000     0.82%
2001   -10.71%
2002   -21.55%
2003    25.89%
2004    12.43%
2005     5.58%


Best Calendar Quarter:    4Q'98    17.82%
Worst Calendar Quarter:   3Q'02   -19.76%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.





HOW DOES THE PERFORMANCE OF THE LARGE CAP VALUE FUND COMPARE TO THE LARGE CAP VALUE MARKET?


The following table compares the performance of the Large Cap Value Fund with the performance of the Russell 1000(R) Value Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                              One Year   Five Year   Ten Year
                              --------   ---------   --------
Large Cap Value Fund            5.58%      0.92%       8.94%
Russell 1000(R) Value Index     7.05%      5.28%      10.94%


Returns shown for the Large Cap Value Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                              LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP GROWTH FUND (formerly the Capital Appreciation Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gains

                                       or

-    are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in such securities (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.



The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities including American Depository Receipts (ADRs) of emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value, or other stocks appear more attractively priced relative to their prospects.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the risks associated with foreign securities is included in the Principal Risks section of the International Stock Fund page and in the SAI.

                              LARGE CAP GROWTH FUND


HOW HAS THE LARGE CAP GROWTH FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Large Cap Growth Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

1996    21.44%
1997    31.57%
1998    20.90%
1999    25.19%
2000     4.28%
2001    -9.11%
2002   -31.41%
2003    29.13%
2004     8.94%
2005     2.42%


Best Calendar Quarter:    4Q'98       20.84%
Worst Calendar Quarter:   2Q'02      -20.73%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP GROWTH FUND COMPARE TO THE LARGE CAP GROWTH MARKET?


The following table compares the performance of the Large Cap Growth Fund with the performance of the Russell 1000(R) Growth Index and Russell 1000(R) Index which are measures of the performance of the relevant market. The Russell 1000(R) Growth Index is a new benchmark for the fund. We intend to include the Russell 1000(R) Growth Index, and not the Russell 1000(R) Index, going forward because the adviser believes it better reflects the fund's focus on large-cap growth stocks.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                               One Year   Five Year   Ten Year
                               --------   ---------   --------
Large Cap Growth Fund            2.42%      -2.12%      8.52%
Russell 1000(R) Growth Index     5.26%      -3.58%      6.73%
Russell 1000(R) Index            6.27%       1.07%      9.29%


Returns shown for the Large Cap Growth Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                               MID CAP VALUE FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP VALUE FUND (formerly the Mid-Cap Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-    want to diversify your investments


-    are seeking a fund for the value portion of an asset allocation program



- are seeking exposure to smaller and midsize companies as part of an asset allocation program


                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(R) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases.



The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies due to their smaller base and by using profits to expand rather than to pay dividends.



The fund may also invest in warrants, preferred stocks, convertible securities, and real estate investment trusts, and may invest up to 25% of its assets in foreign securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Due to its focus on medium to smaller companies' stocks (that are within the ranges discussed above) that may appreciate in value and lack of emphasis on those that provide current income, this fund may experience significant volatility over time. The fund's investments in smaller and midsize companies may entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller.


In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies can be greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that stocks' perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                               MID CAP VALUE FUND

HOW HAS THE MID CAP VALUE FUND PERFORMED?

The following chart provides an illustration of the performance of the Mid Cap Value Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

2000    23.85%
2001    11.16%
2002   -17.41%
2003    31.21%
2004    15.96%
2005    10.32%


Best Calendar Quarter:    4Q'01    20.98%
Worst Calendar Quarter:   3Q'02   -20.69%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MID CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.




HOW DOES THE PERFORMANCE OF THE MID CAP VALUE FUND COMPARE TO THE MID CAP VALUE MARKET?


The following table compares the performance of the Mid Cap Value Fund with the performance of the Russell 2500(TM) Value Index and the Russell Midcap(R) Value Index which are measures of the performance of the relevant market. The Russell 2500(TM) Value Index is a new benchmark for the fund. We intend to include the Russell 2500(TM) Value Index, and not the Russell Midcap(R) Value Index, going forward because the adviser believes it better reflects the fund's focus on midsize and smaller company value stocks.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                                       Since Inception
                                One Year   Five Year      05/01/1999
                                --------   ---------   ---------------
Mid Cap Value Fund               10.32%       9.02%         12.30%
Russell 2500(TM) Value Index      7.74%      13.43%         13.12%
Russell Midcap(R) Value Index    12.65%      12.21%         10.91%



Returns shown for the Mid Cap Value Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                               MID CAP GROWTH FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP GROWTH FUND (formerly Multi-Cap Growth Stock Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program


- are seeking exposure to smaller and midsize companies as part of an asset allocation program


                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of quality midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.



Stocks are generally sold when target prices are reached, company fundamentals deteriorate, or more attractive stocks are identified.



The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of medium and smaller capitalization companies, it will typically experience significant volatility over time. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid Cap Value Fund page.


Some smaller growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.


To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

                               MID CAP GROWTH FUND

HOW HAS THE MID CAP GROWTH FUND PERFORMED?

The following chart provides an illustration of the performance of the Mid Cap Growth Fund by showing the changes in the portfolio performance for the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                                   (BAR CHART)

2001   -30.89%
2002   -25.21%
2003    33.41%
2004    13.41%
2005     8.75%


Best Calendar Quarter:    4Q'01    20.99%
Worst Calendar Quarter:   1Q'01   -27.05%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS MID CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


(1) For periods shown prior to May 1, 2002, the above results reflect the performance of the previous subadviser, which was replaced by Wellington Management Company, LLP effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management Company, LLP.


HOW DOES THE PERFORMANCE OF THE MID CAP GROWTH FUND COMPARE TO THE MID CAP GROWTH MARKET?


The following table compares the performance of the Mid Cap Growth Fund with the performance of the Russell 2500(TM) Growth Index and the Russell 3000(R) Growth Index, which are measures of the performance of the relevant market. The Russell 2500(TM) Growth Index is a new benchmark for the fund. We intend to include the Russell 2500(TM) Growth Index, and not the Russell 3000(R) Growth Index going forward, because the adviser believes it better reflects the fund's focus on midsize and smaller company growth stocks.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                                       Since Inception
                                One Year   Five Year      10/31/2000
                                --------   ---------   ---------------
Mid Cap Growth Fund               8.75%      -3.18%         -4.94%
Russell 2500(TM) Growth Index     8.17%       2.78%          0.71%
Russell 3000(R) Growth Index      5.17%      -3.15%         -6.52%


Returns shown for the Mid Cap Growth Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                             GLOBAL SECURITIES FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The GLOBAL SECURITIES FUND seeks capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments

- are seeking access to markets that can be less accessible to individual investors in the U.S.

-    are willing to accept high risk in pursuit of higher long-term growth

-    are seeking funds for the growth portion of an asset allocation program

                                       or

-    are investing for goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are uncomfortable with an investment whose value may vary substantially

-    are seeking investments based on income rather than capital gains

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Global Securities Fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-sized companies.



In selecting securities for the fund, the adviser looks primarily for foreign and U.S. companies with high growth potential. The adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.



The adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the unique risks of foreign investing.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

-    Fluctuations in currency exchange rates.

-    Higher trading and custody charges compared to securities of U.S.
     companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

- Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

-    Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.

The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.

To the extent the fund invests in U.S. common stocks, it is subject to the risks described in fund pages for the Large Cap Value, Large Cap Growth and Mid Cap Growth Funds.

                             GLOBAL SECURITIES FUND

HOW HAS THE GLOBAL SECURITIES FUND PERFORMED?

The following chart provides an illustration of the performance of the Global Securities Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                  (BAR CHART)

2001   -10.32%
2002   -21.77%
2003    41.24%
2004    18.42%
2005    13.97%


Best Calendar Quarter:    2Q'03    20.02%
Worst Calendar Quarter:   3Q'02   -17.90%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS GLOBAL SECURITIES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE GLOBAL SECURITIES FUND COMPARE TO THE GLOBAL SECURITIES MARKET?


The following table compares the performance of the Global Securities Fund with the performance of the Morgan Stanley Capital International (MSCI) World Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                                Since Inception
                         One Year   Five Year      10/31/2000
                         --------   ---------   ---------------
Global Securities Fund    13.97%      5.99%          5.76%
MSCI World Index          10.02%      2.64%          1.64%


Returns shown for the Global Securities Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                            INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments

- are seeking access to investments in securities markets that can be less accessible to individual investors in the U.S.

-    are willing to accept high risk in pursuit of higher long-term growth

-    are seeking funds for the growth portion of an asset allocation program

     or

-    are investing for goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are uncomfortable with an investment whose value may vary substantially

-    are seeking an investment based on income rather than capital gains

     or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.



Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts (ADRs- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts (EDRs) and Global depository receipts (GDRs). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.



Typically a majority of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.



Typically, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for specific financial characteristics) and qualitative (evaluation of the management capabilities and business prospects of the issuer) elements.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described under principal risks in the earlier fund pages. Loss of money is a significant risk of investing in this fund. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

-    Fluctuations in currency exchange rates.

-    Higher trading and custody charges compared to securities of U.S.
     companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

-    Less stringent securities regulations than those of the U.S.

-    Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.

                            INTERNATIONAL STOCK FUND


PRINCIPAL RISKS (continued from previous page)



The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.



Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid Cap Value Fund page. To the extent that the fund invests in SMALLER CAPITALIZATION COMPANIES or utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.





HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?

The following chart provides an illustration of the performance of the International Stock Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.

                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                                   (BAR CHART)

2001   -18.46%
2002    -7.98%
2003    33.61%
2004    20.48%
2005    16.53%


Best Calendar Quarter:    2Q'03    18.08%
Worst Calendar Quarter:   3Q'02   -17.19%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE INTERNATIONAL MARKET?

The following table compares the performance of the International Stock Fund with the performance of the MSCI EAFE Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)


                                                  Since Inception
                           One Year   Five Year      10/31/2000
                           --------   ---------   ---------------
International Stock Fund    16.53%      7.08%          6.30%
MSCI EAFE Index             14.02%      4.94%          4.72%


Returns shown for the International Stock Fund are after the deduction of fund management and operating expenses. Index returns bear no such expenses.

                          CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    you want a core investment

- seek higher potential returns than bond funds and are willing to accept moderate risk of volatility

-    want a well-diversified and relatively stable investment allocation

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    need absolute stability of your principal.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Conservative Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including Exchange Traded Funds (ETFs), in the following proportions:



 0-20%   money market funds
40-80%   debt securities (e.g. bond funds);
 0-20%   below investment grade debt securities (e.g. high income funds);
 0-40%   equity securities (e.g. U.S. stock funds);
 0-20%   foreign securities (e.g. international stock and bond funds);
 0-20%   alternative asset classes (no funds identified at this time).



MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for a given expected level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect each portfolio under different economic and market conditions.



     - Fundamental analysis which draws upon the adviser's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



The Investment Company Act of 1940 generally does not permit a registered investment company to invest in a combination of underlying funds managed by the same investment adviser and underlying funds managed by other investment advisers. The Trust is seeking approval from the SEC to permit this combination of investments. Until such approval is obtained, the fund intends to invest exclusively in underlying funds which are advised by MCA.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs). Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is most subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.


The fund, through the underlying funds, is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically

                          CONSERVATIVE ALLOCATION FUND


PRINCIPAL RISKS (continued from previous page)



reducing the underlying fund's return. To the extent that the underlying funds invest in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks.



While the majority of the fund's assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.



To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.



The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.



Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.



PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                            MODERATE ALLOCATION FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    want a well-diversified investment allocation

- have long term investment goals but are more concerned with the stability than with the growth of your investment

-    need a core investment

                                       or

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    require a high degree of stability of your principal.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Moderate Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including Exchange Traded Funds (ETFs), in the following proportions:



 0-15%   money market funds;
20-60%   debt securities (e.g. bond funds);
 0-30%   below investment grade debt securities (e.g. high income funds);
30-70%   equity securities (e.g. U.S. stock funds);
 0-30%   foreign securities (e.g. international stock and bond funds);
 0-20%   alternative asset classes (no funds identified at this time).



MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for a given expected level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect each portfolio under different economic and market conditions.



     - Fundamental analysis which draws upon the adviser's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



The Investment Company Act of 1940 generally does not permit a registered investment company to invest in a combination of underlying funds managed by the same investment adviser and underlying funds managed by other investment advisers. The Trust is seeking approval from the SEC to permit this combination of investments. Until such approval is obtained, the fund intends to invest exclusively in underlying funds which are advised by MCA.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs). Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.



The fund, through the underlying funds, is subject to both MARKET RISK and INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

                            MODERATE ALLOCATION FUND


PRINCIPAL RISKS (continued from previous page)



To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:



     -    NON-INVESTMENT GRADE SECURITIES



     -    FOREIGN SECURITIES



     -    MORTGAGE-BACKED SECURITIES



Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to PREPAYMENT and EXTENSION RISKS. These risks are more fully explained elsewhere in this prospectus and in the SAI.



The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.



Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.



PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                           AGGRESSIVE ALLOCATION FUND

INVESTMENT OBJECTIVE - What is this fund's goal?

The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

                                       or

-    are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Aggressive Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including ETFs, in the following proportions:



 0-10%    money market funds;
 0-50%    debt securities, all of which could be in below investment grade debt securities (e.g. bond and high income funds);
50-100%   equity securities (e.g. U.S. stock funds);
 0-40%    foreign securities (e.g. international stock and bond funds);
 0-20%    alternative asset classes (no funds identified at this time).



MCA will employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for a given expected level of portfolio return.



     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect each portfolio under different economic and market conditions.



     - Fundamental analysis which draws upon the adviser's entire staff of equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



The Investment Company Act of 1940 generally does not permit a registered investment company to invest in a combination of underlying funds managed by the same investment adviser and underlying funds managed by other investment advisers. The Trust is seeking approval from the SEC to permit this combination of investments. Until such approval is obtained, the fund intends to invest exclusively in underlying funds which are advised by MCA.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including those whose shares trade on a stock exchange ("exchange traded funds" or "ETFs"). Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is most subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market. To the extent that the fund invests in underlying funds that invest in debt securities, the fund may also be subject to INTEREST RATE RISK.

                           AGGRESSIVE ALLOCATION FUND


PRINCIPAL RISKS (continued from previous page)



To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:



     -    NON-INVESTMENT GRADE SECURITIES



     -    FOREIGN SECURITIES



Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. These risks are more fully explained elsewhere in this prospectus and in the SAI.



The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.



Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.



PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund. Shareholder fees do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment): None


ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the share price):



                                                        TOTAL ANNUAL
FUND                      MANAGEMENT(1)   OTHER(2)   OPERATING EXPENSES
----                      -------------   --------   ------------------
MONEY MARKET                 0.45%        0.01%           0.46%
BOND                         0.55%        0.01%           0.56%
HIGH INCOME                  0.75%        0.01%           0.76%
BALANCED                     0.70%        0.01%           0.71%
LARGE CAP VALUE              0.60%        0.01%           0.61%
LARGE CAP GROWTH             0.80%        0.01%           0.81%
MID CAP VALUE                1.00%        0.01%           1.01%
MID CAP GROWTH               0.85%        0.01%           0.86%
GLOBAL SECURITIES            0.95%        0.02%           0.97%
INTERNATIONAL STOCK          1.20%        0.01%           1.21%
CONSERVATIVE ALLOCATION      0.20%(3)     0.01%(4)        0.21%(5)
MODERATE ALLOCATION          0.20%(3)     0.01%(4)        0.21%(5)
AGGRESSIVE ALLOCATION        0.20%(3)     0.01%(4)        0.21%(5)



(1) Management fees are amounts paid to the investment adviser for managing the funds' investments and administering fund operations.



(2) Other expenses consisting of trustees', auditors' and compliance fees; interest on borrowings; any taxes and extraordinary expenses reflect actual expenses incurred by the funds during the period ended December 31, 2005.



(3) The investment advisor has contractually agreed to reduce the management fee of the Conservative Allocation, Moderate Allocation and Aggressive Allocation (collectively, the "ALLOCATION FUNDS"), from 0.30% to 0.20% until at least May 1, 2007.



(4) Since the Allocation Funds are new, and have no operating history, we have estimated the expenses each fund will incur in the coming year. Actual expenses may be greater or less than those shown.



(5) The Total Annual Operating Expenses for the Allocation Funds do not include the expenses of the underlying funds in which the Allocation Funds invest. Because the underlying funds that each Allocation Fund invests in will vary, as will the proportion of each Allocation Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of underlying fund expenses that each Allocation Fund will bear. However, the total annual operating expenses of the underlying funds in which the Allocation Funds currently invest range from 0.55% to 1.20%, so the underlying fund expenses borne by the Allocation Funds will be somewhere in that range.

EXAMPLES

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume that the average annual return for each fund was 5% and that the funds' total annual operating expenses remain the same.

Although your actual costs may be higher or lower, assuming that total operating expenses remain the same and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:


FUND                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                  ------   -------   -------   --------
MONEY MARKET           $ 47      $148      $258     $  579
BOND                     57       179       313        701
HIGH INCOME              78       243       422        942
BALANCED                 73       227       395        883
LARGE CAP VALUE          62       195       340        762
LARGE CAP GROWTH         83       259       450      1,002
MID CAP VALUE           103       322       558      1,236
MID CAP GROWTH           88       274       477      1,061
GLOBAL SECURITIES        99       309       536      1,190
INTERNATIONAL STOCK     123       384       665      1,466



FUND                         1 YEAR   3 YEARS
----                         ------   -------
CONSERVATIVE ALLOCATION(1)    $ 92     $287
MODERATE ALLOCATION(1)         112      350
AGGRESSIVE ALLOCATION(1)       143      443



(1) Since the Allocation Funds are new, and have no operating history, we have estimated the total annual operating expenses of each fund, including the underlying funds that each allocation fund invests, as follows:
     CONSERVATIVE ALLOCATION FUND 0.90%; MODERATE ALLOCATION FUND 1.10%; AND AGGRESSIVE ALLOCATION FUND 1.40%. The data reflected in the table is calculated using these estimates. Because the underlying funds that each Allocation Fund invests in will vary, as will the proportion of each Allocation Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of underlying fund expenses that each Allocation Fund will bear. Actual expenses may be greater or less than those shown.


These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above. The example does not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan nor does it reflect any of the underlying fund expenses. If these expenses, fees, and charges were included, your costs would be higher.


                                   THE SHARES


OFFER

The Ultra Series Fund offers one class of shares through this prospectus, Class
Z. Generally Class Z shares are offered to separate accounts ("Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Group ("Plans"). The Ultra Series Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

The Ultra Series Fund has entered into an agreement with CUNA Mutual Life Insurance Company, the sponsor of each Account, and with each Plan (a "participation agreement"), setting forth the terms and conditions pursuant to which the Accounts and Plans purchase and redeem shares of the funds.

Investments in the Ultra Series Fund by accounts of insurance companies are made through either variable annuity or variable life insurance contracts ("variable contracts"). Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.

CONFLICTS

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Ultra Series Fund (the "Trust") currently does not foresee any such disadvantage to owners of variable contracts or to Plan participants. Nonetheless, the Board of Trustees monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determine to exist, the life insurer investing in the Trust will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts and Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

PURCHASE AND REDEMPTION


For each day on which a fund's net asset value (NAV) is calculated, the Accounts transmit to the funds any orders to purchase or redeem shares of the funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, Plans transmit to the funds any orders to purchase or redeem shares of the fund(s) based on the instructions of Plan trustees or participants. Accounts and Plans purchase and redeem shares of each fund at the fund's NAV per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.


For a more detailed description of the procedures for allocating value in a subaccount to a portfolio of the Trust, owners of individual variable contracts should refer to the separate prospectus for their contracts. Plan participants should refer to their Plan documents for more detail concerning allocation of investments among portfolios.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the Accounts if such sales are not in the Trust's or appropriate fund's best interests. For example, the Trust may reject purchase orders from Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a fund's assets between daily pricing.

FREQUENT TRADING


The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the funds' investment portfolio ("disruptive trading"). As investment vehicles for variable contracts and qualified pension and retirement plans, which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.


Such practices often disrupt the orderly management of a fund's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings

     - necessitating premature liquidation of certain investments at unfavorable prices

     - increasing brokerage commissions and other portfolio transaction expenses

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.


The Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include:
(1) a policy of not knowingly accommodating variable contract owner and plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any fund's shares.


Currently, the only shareholders of the Trust are the CUNA Mutual Life Variable Annuity Account and CUNA Mutual Life Variable Life Account (the Accounts), and several retirement and pension plans (the "Plan") to which CUNA Mutual Insurance Society ("CMIS") is the plan record keeper. Although each Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to a fund unless they are large in relation to the fund's size and not the random result of net variable contract owner transactions in an Account or participant transactions in a Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) "frequent trading," (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the fund computes its NAV, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of an Account to another or from one investment option in a Plan to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the Accounts or the Plans, the Trust has adopted, as its own, the disruptive trading policy of CUNA Mutual Life Insurance Company ("CMLIC") for the Accounts and the disruptive trading policy of CMIS for the Plans. The two policies are substantially the same and provide for CMLIC to monitor individual contract value transfer patterns and for CMIS to monitor individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMLIC or CMIS examine to determine if disruptive trading has taken place.


CMLIC applies the policies and procedures for each Account uniformly to all variable contracts issued through that Account. CMIS applies its policies and procedures for each Plan uniformly to all participants in that Plan.

The Trust may adopt redemption fees for shares of one or more funds, but as of the date of this prospectus has not done so.

In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more funds to an Account through which offending variable contract owners may be operating or to a Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that Account or participants in that Plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the Account or Plan in question, the Trust may not take such action on a uniform basis for all Accounts or Plans.

Although the Trust will endeavor to ensure that each Account or Plan can and does identify and deter disruptive trading by its variable contract owners or participant, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in any of the funds is subject to the risks of disruptive trading.

DIVIDENDS

Dividends of the various funds in the Ultra Series Fund are distributed to each fund's corresponding separate account for variable contracts and qualified pension or retirement plans and automatically reinvested in the applicable Ultra Series Fund shares.

Dividends from the Money Market Fund are declared and reinvested daily in full and fractional shares of the Money Market Fund.

Dividends of ordinary income from the Bond, High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities, International Stock, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these funds are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.


The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.


PRICING OF FUND SHARES



The funds' shares will be purchased and redeemed at the shares' NAV without sales or redemption charges. The NAV per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central Time will be processed by using the next day's NAV.


For all funds other than the Money Market Fund, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MEMBERS Capital Advisors may value the security or investment using procedures approved by the funds' board of trustees that are designed to establish its "fair" value. The "fair valuation" procedures may be used to value any investment of any Fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.


MEMBERS Capital Advisors relies on its fair value procedures most often in connection with FOREIGN SECURITIES whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before 3:00 p.m. Central Time. In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MEMBERS Capital Advisors separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.


Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MEMBERS Capital Advisors under the fair valuation procedures for any security or other investment may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MEMBERS Capital Advisors had it used a different methodology to value the security. The Fund and MEMBERS Capital Advisors cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

The securities held by the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The Money Market Fund's NAV is normally expected to be $1 per share.

To the extent the funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares. More information about the calculation of NAV is in the SAI.


TAXES

For federal income tax purposes, each fund will be treated as a separate entity. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.

The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.

For more information about the tax status of the funds, see "Taxes" in the SAI.


                          MORE ABOUT ULTRA SERIES FUND


INVESTMENT ADVISER


The investment adviser for the Ultra Series Fund is MEMBERS Capital Advisors, Inc. (MCA), 5910 Mineral Point Road, Madison, WI 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates), and MEMBERS Mutual Funds. MCA has over $13.5 billion of assets under management as of December 31, 2005. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts, and the guidance of MCA's other equity and fixed income portfolio managers.



As payment for its services as the investment adviser, MCA receives a management fee based upon the average daily net assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MCA, at an annual rate as a percentage of average net assets for the previous fiscal year, were:
0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Balanced Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, 0.85% for the Mid Cap Growth Fund, 0.95% for the International Stock Fund, and 1.20% for the Global Securities Fund. For its management of the Allocation Funds, MCA receives a fee at an annual rate of 0.30% (contractually reduced to 0.20% until at least May 1, 2007) of average net assets. This amount does not include the management fees paid by the underlying funds to their investment advisers.


In addition to providing portfolio management services, MCA also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

MCA currently manages the assets of all of the funds using a "manager of managers" approach under which MCA may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more specialist subadvisers. MCA selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MCA does not expect frequent changes in subadvisers. MCA compensates subadvisers out of its own assets.


MCA monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Ultra Series Fund board that a fund employ or terminate particular subadvisers. Ultra Series Fund and MCA received an order of the SEC that permits the Ultra Series Fund board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.


A discussion regarding the basis for the approval of the Funds' investment advisory contracts by the Funds' Board of Trustees is contained in the Funds' annual report to shareholders for the period ended December 31, 2005.



PORTFOLIO MANAGEMENT



As of the date of this prospectus, MEMBERS Capital Advisors manages the assets of the MONEY MARKET, BOND, BALANCED, LARGE CAP VALUE, LARGE CAP GROWTH, and ALLOCATION FUNDS, and a portion of the assets of the MID CAP VALUE FUND. The following individuals are primarily responsible for the day-to-day management of these funds.



The MONEY MARKET FUND is managed by Edward J. Meier. Mr. Meier, Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Meier has 13 years of experience managing fixed-income assets. Prior to joining MEMBERS Capital Advisors, Mr. Meier was an investment professional at AEGON U.S.A. Investment Management Company where he managed $8 billion in mortgage- and asset-backed securities (1999-2005).



The BOND FUND is managed by Dean "Jack" Call, D.B.A., and CFA. Mr. Call, Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 23 years of experience in a number of investment activities. Prior to joining MEMBERS Capital Advisors, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).


The BALANCED FUND is co-managed by John Brown, CFA, and Dean "Jack" Call, D.B.A., CFA. Mr. Brown, Senior Portfolio Manager of MEMBERS Capital Advisors manages the equity portion of the Balanced Fund and has been involved in portfolio management and securities analysis for the fund since he joined the firm in 1998. Prior to joining MEMBERS Capital Advisors, Mr. Brown was a senior portfolio manager and principal at Montgomery Asset Management (1994-1998) a portfolio manager and analyst at Merus Capital Management (1986-1994).


Mr. Call, Senior Investment Officer of MEMBERS Capital Advisors, manages the fixed income portion of the Balanced Fund and has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 23 years of experience in a number of investment activities. Prior to joining MEMBERS Capital Advisors, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).



The LARGE CAP VALUE FUND is managed by Scott D. Opsal, CFA. Mr. Opsal, Vice President and Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management for all stock funds since he joined the firm in 2003. He also serves as utilities stock analyst supporting all of the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MEMBERS Capital Advisors, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management. (1983-2002).



The LARGE CAP GROWTH FUND is managed by Bruce Ebel, CFA, CIC, and CFP. Mr. Ebel, Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Ebel's investment management experience spans 25 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003).



The MID CAP VALUE FUND is managed by Livia S. Asher. Ms. Asher, Senior Investment Officer of MEMBERS Capital Advisors, joined the firm in 2006. Ms. Asher's investment management experience spans more than 30 years, most of it covering the financial services industry for both sell-side and buy-side firms. Prior to joining MEMBERS Capital Advisors, Ms. Asher was Vice President and equity analyst at Mitsubishi Trust & Banking Corp. (2003-2005), and prior to that, equity analyst and portfolio manager at Allianz of American (1998-2002).

The ALLOCATION FUNDS are managed by Scott D. Opsal, CFA. Mr. Opsal, Vice President and Senior Investment Officer of MEMBERS Capital Advisors, has been involved in portfolio management for all stock funds since he joined the firm in 2003 and also serves as portfolio manager for the Large Cap Value Fund. He also serves as utilities stock analyst supporting all of the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MEMBERS Capital Advisors, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management. (1983-2002).



As of the date of this prospectus, Shenkman Capital Management, Inc. ("SCM") 461 Fifth Avenue - 22nd Floor, New York, NY 10017, is the only subadviser managing the assets of the HIGH INCOME FUND. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for an impressive list of "blue chip" institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2005, SCM managed approximately $11.6 billion in assets, which included investment advisory services for three other registered investment companies having aggregate assets of approximately $453 million.



With a combined 115 years of investment experience, Mark R. Shenkman, Frank X. Whitley, Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steven Schweitzer are the fund's co-primary portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and portfolio manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Senior Vice President and portfolio manager of SCM joined the firm in 1992 and became a portfolio manager in 2002. Mr. Stricker, Senior Vice President and portfolio manager of SCM joined the firm in 2001 and became a portfolio manager in 2003. Mr. Schweitzer, Vice President and portfolio manager of SCM, joined the firm in 1996 and became a portfolio manager in 2004.



As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, manages the MID CAP GROWTH FUND and the small-cap portion of the assets within the MID CAP VALUE FUND. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $521 billion in assets under management as of December 31, 2005.



The MID CAP GROWTH FUND is managed by Francis J. Boggan, CFA. Mr. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management has served as portfolio manager of the fund since 2006. Mr. Boggan joined the firm as an investment professional in 2001. Prior to joining the firm, Mr. Boggan was previously Managing Director of Palladian Capital Management (1998-2000).


The following individuals are primarily responsible for the management of the small-cap portion of the MID CAP VALUE FUND.


Stephen T. O'Brien, Senior Vice President and Equity Portfolio Manager of Wellington Management has served as portfolio manager of the fund since 2000. Mr. O'Brien joined Wellington Management as an investment professional in 1983.



Timothy J. McCormack, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2000. Mr. McCormack joined Wellington Management as an investment professional in 2000.



Shaun F. Pedersen, Vice President and Equity Research Analyst of Wellington Management joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the fund since 2004. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001-2004) and The Boston Company (1996-2000).



As of the date of this prospectus, Oppenheimer Funds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281 is the only subadviser for the GLOBAL SECURITIES FUND. Oppenheimer provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had $200 billion in assets under management as of December 31, 2005.

Mr. Rajeev Bhaman is the portfolio manager for the GLOBAL SECURITIES FUND and is primarily responsible for the day-today management of the fund's investments. Mr. Bhaman has been a manager of the fund's portfolio since August, 2004. He is a Vice President of the Manager since January 1997 and an officer of other portfolios in the OppenheimerFunds complex. He was formerly Assistant Vice President of the Manager (1996-1997).


As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, NY 10020, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (LF & Co.), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $77.6 billion as of December 31, 2005.


Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

John R. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.


Gabrielle Boyle is a Senior Managing Director of Lazard Asset Management LLC. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and an MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.



Michael Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received a MBA from Long Island University and a BA from Brown University.



Michael A. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.



Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

James Donald, CFA is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the Firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA
(Hons) in history from University of Western Ontario. He is fluent in French and Spanish.



Brian Pessin, CFA is a Director of Lazard Asset Management LLC and a Portfolio Manager/Analyst. Prior to joining the Firm in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.


INFORMATION REGARDING THE PORTFOLIO MANAGERS' COMPENSATION, THEIR OWNERSHIP OF SECURITIES IN THE FUNDS AND THE OTHER ACCOUNTS THEY MANAGE CAN BE FOUND IN THE SAI.

INQUIRIES


If you have any questions regarding the Ultra Series Fund, please contact: CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone:
1-800-798-5500.


FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for the periods ended December 31, 2005 and 2004 have been audited by Deloitte & Touche LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request. The financial highlights for the periods ended prior to December 31, 2004 were audited by PricewaterhouseCoopers LLP.

                              FINANCIAL HIGHLIGHTS



                                                                            MONEY MARKET FUND
                                                        ---------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                           2005      2004         2003         2002         2001
                                                        -------   --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                      $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                        -------   --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.03       0.01         0.01         0.01         0.04
      Net Realized and Unrealized Gain (Loss)                --       0.00(1)      0.00(1)      0.00(1)        --
                                                        -------   --------     --------     --------     --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.03       0.01         0.01         0.01         0.04
                                                        -------   --------     --------     --------     --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.03)     (0.01)       (0.01)       (0.01)       (0.04)
                                                        -------   --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                            $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                        =======   ========     ========     ========     ========
TOTAL RETURN**                                             2.78%      0.92%        0.75%        1.50%        3.79%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                      $94,637   $129,004     $141,376     $177,443     $174,261
Ratio of Expenses to Average Net Assets                    0.46%      0.45%        0.45%        0.45%        0.46%
Ratio of Net Investment Income to Average Net Assets       2.73%      0.90%        0.75%        1.45%        3.51%



                                                                              BOND FUND
                                                        ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                           2005       2004       2003       2002       2001
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                      $  10.34   $  10.43   $  10.59   $  10.20   $  10.15
                                                        --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                                0.42       0.42       0.46       0.54       0.62
      Net Realized and Unrealized Gain (Loss)              (0.16)     (0.07)     (0.14)      0.32       0.23
                                                        --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                         0.26       0.35       0.32       0.86       0.85
                                                        --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income             (0.43)     (0.44)     (0.48)     (0.47)     (0.59)
      Return of Capital                                       --         --         --         --      (0.21)
                                                        --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                     (0.43)     (0.44)     (0.48)     (0.47)     (0.80)
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                            $  10.17   $  10.34   $  10.43   $  10.59   $  10.20
                                                        ========   ========   ========   ========   ========
TOTAL RETURN**                                              2.51%      3.36%      3.05%      8.55%      8.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                      $623,976   $574,156   $552,311   $553,494   $384,837
Ratio of Expenses to Average Net Assets                     0.56%      0.55%      0.55%      0.55%      0.55%
Ratio of Net Investment Income to Average Net Assets        4.06%      4.02%      4.29%      5.14%      5.91%
Portfolio Turnover                                            51%        67%        82%        78%       112%



----------
*    Based on average shares outstanding during the year.



** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.



(1)  Amount represents less than $0.005 per share.

                              FINANCIAL HIGHLIGHTS



                                                                         HIGH INCOME FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005          2004       2003      2002      2001
                                                       --------      --------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.40      $  10.16   $  9.04   $  9.41   $  9.86
                                                       --------      --------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.68          0.74      0.72      0.71      0.84
      Net Realized and Unrealized Gain (Loss)             (0.42)         0.16      0.93     (0.44)    (0.51)
                                                       --------      --------   -------   -------   -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.26          0.90      1.65      0.27      0.33
                                                       --------      --------   -------   -------   -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
   TOTAL DISTRIBUTIONS                                    (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                           $  10.01      $  10.40   $ 10.16   $  9.04   $  9.41
                                                       ========      ========   =======   =======   =======
TOTAL RETURN**                                             2.51%         8.92%    18.46%     3.06%     3.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $134,032      $118,318   $88,240   $25,850   $17,496
Ratio of Expenses to Average Net Assets                    0.76%         0.76%     0.75%     0.76%     0.77%
Ratio of Net Investment Income to Average Net Assets       6.47%         7.08%     7.29%     7.64%     8.41%
Portfolio Turnover                                           86%(2)        58%       45%       38%       34%



                                                                            BALANCED FUND
                                                       -------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002          2001
                                                       --------   --------   --------   --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.11   $  18.04   $  15.85   $  18.42      $  20.45
                                                       --------   --------   --------   --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.42       0.43       0.45       0.53          0.58
      Net Realized and Unrealized Gain (Loss)              0.32       1.08       2.18      (2.58)        (1.23)
                                                       --------   --------   --------   --------      --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.74       1.51       2.63      (2.05)        (0.65)
                                                       --------   --------   --------   --------      --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.45)     (0.44)     (0.44)     (0.52)        (0.57)
      Distributions from Net Realized Gains                  --         --         --      (0.00)(1)     (0.81)
                                                       --------   --------   --------   --------      --------
   TOTAL DISTRIBUTIONS                                    (0.45)     (0.44)     (0.44)     (0.52)        (1.38)
                                                       --------   --------   --------   --------      --------
NET ASSET VALUE, END OF YEAR                           $  19.40   $  19.11   $  18.04   $  15.85      $  18.42
                                                       ========   ========   ========   ========      ========
TOTAL RETURN**                                             3.89%      8.34%     16.82%    (11.13)%       (3.07)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $785,301   $785,856   $712,180   $592,243      $679,548
Ratio of Expenses to Average Net Assets                    0.71%      0.70%      0.70%      0.70%         0.70%
Ratio of Net Investment Income to Average Net Assets       2.18%      2.34%      2.66%      3.12%         3.04%
Portfolio Turnover                                           52%        38%        39%        50%           52%



----------
*    Based on average shares outstanding during the year.



** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.



(1)  Amount represents less than $0.005 per share.



(2)  Subadviser change February 28, 2005.

                              FINANCIAL HIGHLIGHTS



                                                                           LARGE CAP VALUE FUND @
                                                       ------------------------------------------------------------
                                                          2005         2004         2003        2002        2001
                                                       ----------   ----------   ----------   --------   ----------
FOR THE YEAR ENDED DECEMBER 31,
NET ASSET VALUE, BEGINNING OF YEAR                     $    30.47   $    27.52   $    22.20   $  28.73   $    33.41
                                                       ----------   ----------   ----------   --------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                                 0.54         0.46         0.40       0.35         0.31
      Net Realized and Unrealized Gain (Loss)                1.16         2.95         5.31      (6.53)       (3.88)
                                                       ----------   ----------   ----------   --------   ----------
   TOTAL FROM INVESTMENT OPERATIONS                          1.70         3.41         5.71      (6.18)       (3.57)
                                                       ----------   ----------   ----------   --------   ----------
   DISTRIBUTIONS:
      Distributions from Net Investment Income              (0.55)       (0.46)       (0.39)     (0.35)       (0.31)
      Distributions from Net Realized Gains                    --           --           --         --        (0.79)
      Return of Capital                                        --           --           --         --        (0.01)
                                                       ----------   ----------   ----------   --------   ----------
   TOTAL DISTRIBUTIONS                                      (0.55)       (0.46)       (0.39)     (0.35)       (1.11)
                                                       ----------   ----------   ----------   --------   ----------
NET ASSET VALUE, END OF YEAR                           $    31.62   $    30.47   $    27.52   $  22.20   $    28.73
                                                       ==========   ==========   ==========   ========   ==========

TOTAL RETURN**                                               5.58%       12.43%       25.89%    (21.55)%     (10.71)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $1,239,868   $1,205,082   $1,065,972   $764,895   $1,031,655
Ratio of Expenses to Average Net Assets                      0.61%        0.60%        0.60%      0.60%        0.60%
Ratio of Net Investment Income to Average Net Assets         1.74%        1.67%        1.69%      1.39%        1.05%
Portfolio Turnover                                             28%          15%          17%        18%          21%



                                                                       LARGE CAP GROWTH FUND @@
                                                       ----------------------------------------------------
                                                         2005       2004       2003       2002       2001
                                                       --------   --------   --------   --------   --------
FOR THE YEAR ENDED DECEMBER 31,
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.68   $  18.19   $  14.15   $  20.70   $  26.39
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.17       0.15       0.07       0.04       0.02
      Net Realized and Unrealized Gain (Loss)              0.30       1.48       4.05      (6.54)     (2.37)
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.47       1.63       4.12      (6.50)     (2.35)
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.18)     (0.14)     (0.08)     (0.04)     (0.02)
      Distributions from Net Realized Gains                  --         --         --      (0.01)     (3.32)
                                                       --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                    (0.18)     (0.14)     (0.08)     (0.05)     (3.34)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  19.97   $  19.68   $  18.19   $  14.15   $  20.70
                                                       ========   ========   ========   ========   ========

TOTAL RETURN**                                             2.42%      8.94%     29.13%    (31.41)%    (9.11)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $688,812   $693,762   $617,603   $592,512   $871,111
Ratio of Expenses to Average Net Assets                    0.81%      0.80%      0.80%      0.80%      0.80%
Ratio of Net Investment Income to Average Net Assets       0.86%      0.82%      0.47%      0.25%      0.10%
Portfolio Turnover                                           73%        26%        29%        27%        28%



----------
@    Formerly the Growth and Income Stock Fund.



@@   Formerly the Capital Appreciation Stock Fund.



*    Based on average shares outstanding during the year.



** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                              FINANCIAL HIGHLIGHTS



                                                                        MID CAP VALUE FUND @
                                                       ----------------------------------------------------
                                                         2005       2004       2003       2002       2001
                                                       --------   --------   --------   --------   --------
FOR THE YEAR ENDED DECEMBER 31,
NET ASSET VALUE, BEGINNING OF YEAR                     $  16.58   $  14.66   $  11.22   $  13.94   $  13.77
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.11       0.18       0.07       0.07       0.05
      Net Realized and Unrealized Gain (Loss)              1.61       2.14       3.43      (2.51)      1.39
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        1.72       2.32       3.50      (2.44)      1.44
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.11)     (0.15)     (0.06)     (0.06)     (0.11)
      Distributions from Net Realized Gains               (0.89)     (0.25)        --      (0.22)     (1.16)
                                                       --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                    (1.00)     (0.40)     (0.06)     (0.28)     (1.27)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  17.30   $  16.58   $  14.66   $  11.22   $  13.94
                                                       ========   ========   ========   ========   ========

TOTAL RETURN**                                            10.32%     15.86%     31.21%    (17.41)%    11.16%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $275,279   $218,060   $158,698   $102,589   $105,414
Ratio of Expenses to Average Net Assets                    1.01%      1.00%      1.00%      1.01%      1.01%
Ratio of Net Investment Income to Average Net Assets       0.62%      1.20%      0.57%      0.54%      0.40%
Portfolio Turnover                                           29%        25%        22%        33%        42%



                                                                           MID CAP GROWTH FUND @@
                                                       -----------------------------------------------------------
                                                         2005       2004          2003          2002         2001
                                                       --------   --------      --------      -------      -------
FOR THE YEAR ENDED DECEMBER 31,
NET ASSET VALUE, BEGINNING OF YEAR                     $   6.80   $   6.20      $   4.67      $  6.24      $  9.04
                                                       --------   --------      --------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income (Loss) *                      (0.01)      0.00(1)      (0.01)       (0.00)(1)    (0.00)(1)
      Net Realized and Unrealized Gain (Loss)              0.59       0.81          1.57        (1.57)       (2.79)
                                                       --------   --------      --------      -------      -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.58       0.81          1.56        (1.57)       (2.79)
                                                       --------   --------      --------      -------      -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income               --      (0.00)(1)     (0.00)(1)    (0.00)(1)    (0.00)(1)
      Distributions from Net Realized Gains               (0.64)     (0.21)        (0.03)          --           --
      Return of Capital                                      --         --            --           --        (0.01)
                                                       --------   --------      --------      -------      -------
   TOTAL DISTRIBUTIONS                                    (0.64)     (0.21)        (0.03)       (0.00)(1)    (0.01)
                                                       --------   --------      --------      -------      -------
NET ASSET VALUE, END OF YEAR                           $   6.74   $   6.80      $   6.20      $  4.67      $  6.24
                                                       ========   ========      ========      =======      =======

TOTAL RETURN**                                             8.75%     13.41%        33.41%      (25.21)%     (30.89)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $373,921   $336,673      $268,929      $75,503      $13,923
Ratio of Expenses to Average Net Assets                    0.86%      0.85%         0.85%        0.86%        0.87%
Ratio of Net Investment Income to Average Net Assets      (0.13)%     0.04%        (0.19)%       0.03%       (0.07)%
Portfolio Turnover                                           88%        77%          118%         157%         204%



----------
@    Formerly the Mid-Cap Stock Fund.




@@   Formerly the Multi-Cap Growth Stock Fund.



*    Based on average shares outstanding during the year.



** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.



(1)  Amount represents less than $0.005 per share.

                              FINANCIAL HIGHLIGHTS



                                                                    GLOBAL SECURITIES FUND
                                                       ------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005      2004      2003      2002       2001
                                                       -------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 11.49   $  9.72   $  6.94   $  8.91    $  9.96
                                                       -------   -------   -------   -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                              0.09      0.06      0.05      0.04       0.04
      Net Realized and Unrealized Gain (Loss)             1.52      1.73      2.80     (1.98)     (1.06)
                                                       -------   -------   -------   -------    -------
   TOTAL FROM INVESTMENT OPERATIONS                       1.61      1.79      2.85     (1.94)     (1.02)
                                                       -------   -------   -------   -------    -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income           (0.09)    (0.02)    (0.07)    (0.03)     (0.03)
      Distributions from Net Realized Gains              (0.14)       --        --        --         --
      Return of Capital                                     --        --        --        --      (0.00)(1)
                                                       -------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                   (0.23)    (0.02)    (0.07)    (0.03)     (0.03)
                                                       -------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $ 12.87   $ 11.49   $  9.72   $  6.94    $  8.91
                                                       =======   =======   =======   =======    =======

TOTAL RETURN**                                           13.97%    18.42%    41.24%   (21.77)%   (10.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $42,450   $29,979   $18,091   $10,174    $11,488
Ratio of Expenses to Average Net Assets                   0.97%     0.96%     0.96%     0.96%      0.97%
Ratio of Net Investment Income to Average Net Assets      0.80%     0.60%     0.66%     0.55%      0.45%
Portfolio Turnover                                          27%       18%       35%       37%        38%



                                                                    INTERNATIONAL STOCK FUND
                                                       -------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004      2003      2002       2001
                                                       --------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  11.36   $  9.54   $  7.19   $  7.89    $  9.73
                                                       --------   -------   -------   -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.17      0.12      0.11      0.09       0.07
      Net Realized and Unrealized Gain (Loss)              1.71      1.84      2.30     (0.72)     (1.86)
                                                       --------   -------   -------   -------    -------
   TOTAL FROM INVESTMENT OPERATIONS                        1.88      1.96      2.41     (0.63)     (1.79)
                                                       --------   -------   -------   -------    -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.15)    (0.14)    (0.05)    (0.07)     (0.01)
      Distributions from Net Realized Gains               (0.71)       --        --        --         --
      Return of Capital                                      --        --     (0.01)       --      (0.04)
                                                       --------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                    (0.86)    (0.14)    (0.06)    (0.07)     (0.05)
                                                       --------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $  12.38   $ 11.36   $  9.54   $  7.19    $  7.89
                                                       ========   =======   =======   =======    =======

TOTAL RETURN**                                            16.53%    20.48%    33.61%    (7.98)%   (18.46)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $108,482   $78,477   $56,606   $19,959    $18,977
Ratio of Expenses to Average Net Assets                    1.21%     1.21%     1.21%     1.21%      1.22%
Ratio of Net Investment Income to Average Net Assets       1.47%     1.16%     1.38%     1.15%      0.78%
Portfolio Turnover                                           52%       46%       33%       38%        47%



----------
*    Based on average shares outstanding during the year.



** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.



(1)  Amount represents less than $0.005 per share.

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.


Requesting Documents. You may request copies of these documents or request further information about the funds either by contacting your broker or by contacting the Fund at: Ultra Series Fund, CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; telephone: 1-800-798-5500


Public Information. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, D.C. 20549-0102.

     The funds are available to the public only through the purchase of Class Z shares by:

          (1) certain individual variable life insurance contracts or variable annuity contracts; or

          (2) certain group variable annuity contracts for qualified pension and retirement plans.

     When used in connection with individual variable annuity contracts or variable life insurance contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.

                                            Investment Company File No. 811-4815

                       STATEMENT OF ADDITIONAL INFORMATION

                                ULTRA SERIES FUND
                                2000 HERITAGE WAY
                               WAVERLY, IOWA 50677
                                 (319) 352-4090


This is not a prospectus. This statement of additional information should be read in conjunction with all current effective prospectuses for the Ultra Series Fund (the "Trust"), which are referred to herein. The prospectuses concisely set forth information that a prospective investor should know before investing. For a copy of the Trust's prospectus dated May 1, 2006, please call or write CUNA Brokerage Services, Inc. ("CBSI"), 2000 Heritage Way, Waverly, Iowa 50677, (319) 352-4090, (800) 798-5500.


The Trust's audited financial statements are incorporated herein by reference to the Trust's annual report for the fiscal year ended December 31, 2005, which has been filed with the U.S. Securities and Exchange Commission and provided to all shareholders. For a copy of the Trust's annual report to shareholders, please call the Trust at the number listed above.

                                   MAY 1, 2006

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
General Information......................................................     1

Investment Practices.....................................................     1
   Lending Portfolio Securities..........................................     1
   Restricted and Illiquid Securities....................................     1
   Foreign Transactions..................................................     2
   Options on Securities and Securities Indices..........................     5
   Swap Agreements.......................................................     7
   Futures Contracts and Options on Futures Contracts....................     8
   Certain Bond Fund Practices...........................................    10
   Lower-Rated Corporate Debt Securities.................................    10
   Other Debt Securities.................................................    11
   Foreign Government Securities.........................................    12
   Convertible Securities................................................    12
   Repurchase Agreements.................................................    13
   Reverse Repurchase Agreements.........................................    13
   U.S. Government Securities............................................    13
   Mortgage-Backed and Asset-Backed Securities...........................    14
   Other Securities Related to Mortgages.................................    14
   Real Estate Investment Trusts.........................................    16
   Forward Commitment and When-Issued Securities.........................    17
   Exchange Traded Funds.................................................    17
   Shares of Other Investment Companies..................................    17
   Types of Investment Risk..............................................    18
   Higher-Risk Securities and Practices..................................    19

Fund Names...............................................................    21

Investment Limitations...................................................    22

Temporary Defensive Positions............................................    22

Portfolio Turnover.......................................................    23

Management of the Trust..................................................    23
   Trustees and Officers.................................................    23
   Trustee Compensation..................................................    25
   Committees............................................................    25
   Trustees' Holdings....................................................    26
   Substantial Shareholders..............................................    26
   Beneficial Owners.....................................................    26

Portfolio Management.....................................................    26
   The Management Agreement..............................................    26
   The Management Agreement with Subadvisers.............................    27

Portfolio Managers.......................................................    28

Transfer Agent...........................................................    36

Custodian................................................................    36

Principal Underwriter and Distribution of Fund Shares....................    36

Proxy Voting Policies, Procedures and Records............................    37

Selective Disclosure of Portfolio Holdings...............................    37

Codes of Ethics..........................................................    38

Brokerage................................................................    39

Shares of the Trust......................................................    40
   Shares of Beneficial Interest.........................................    40
   Limitation of Trustee and Officer Liability...........................    41
   Limitation of Interseries Liability...................................    41

Voting Rights............................................................    41

Conflicts of Interest....................................................    41

Net Asset Value of Shares................................................    42
   Money Market Fund.....................................................    42
   Portfolio Valuation...................................................    42

Dividends, Distributions and Taxes.......................................    43
   Federal Tax Status of the Funds.......................................    43
   Contract Owner Taxation...............................................    46

Independent Registered Public Accounting Firm............................    46

Financial Statements.....................................................    46

Appendix A - Proxy Voting Policies and Procedures........................    47

GENERAL INFORMATION


The Ultra Series Fund (the "Trust") is a diversified open-end management investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s) and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds available as of May 1, 2006 are: MONEY MARKET, BOND, HIGH INCOME, BALANCED, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, GLOBAL SECURITIES, and INTERNATIONAL STOCK. In addition, the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION and AGGRESSIVE ALLOCATION FUNDS (collectively, the "ALLOCATION FUNDS") referred to in this document will be made available later in 2006.


The Trust was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is a Massachusetts Business Trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INVESTMENT PRACTICES


The Trust's prospectuses describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectuses.



Since each ALLOCATION FUND will invest in shares of other investment companies, to the extent that an investment practice described below describes specific securities, if an Allocation Fund engages in that investment practice, it will typically do so indirectly, through its investment in underlying funds.


LENDING PORTFOLIO SECURITIES


Each fund, except the MONEY MARKET FUND, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 102% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. The fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33 1/3 % of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by MEMBERS Capital Advisors, Inc., the fund's investment adviser, to be in good financial standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.


RESTRICTED AND ILLIQUID SECURITIES


Each fund may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act"). Securities regulations limit the resale of restricted securities which have been acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are often not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the 1933 Act. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance on Rule 144A under the 1933 Act and are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK, GLOBAL SECURITIES AND HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted. Thus, it is up to the Investment Adviser to determine if any given security is illiquid.


Private or public sales of restricted securities by the fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the

1933 Act and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable. Restricted securities in each fund will be valued at market value or at fair value as determined in good faith by or at the direction of the Trustees for purposes of determining the fund's net asset value (NAV). Such securities, when possible, will be valued on a comparative basis to securities with similar characteristics for which market prices are available.


Each fund may invest in illiquid securities. Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities.

FOREIGN TRANSACTIONS


Foreign Securities. Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment in foreign securities is set forth in the prospectus and on the High-Risk Securities and Practices Table found later in this document.


Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions; such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each fund may invest in ADRs, and each fund, except the MONEY MARKET FUND, may invest in GDRs and EDRs.


ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.


Investments in Emerging Markets. Each fund, except the MONEY MARKET FUND, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.



The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors, Inc. or its affiliates, a subadviser and its affiliates, and each person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser or subadviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the MONEY MARKET FUND, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these funds may invest in securities quoted or denominated in other currency "baskets."



Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.


In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. Each fund, except the MONEY MARKET FUND, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser or subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser or subadviser.

Options on Foreign Currencies. Each fund, except the MONEY MARKET FUND, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" below for a discussion of the liquidity risks associated with options transactions.



Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Each fund, except the MONEY MARKET FUND, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

OPTIONS ON SECURITIES AND SECURITIES INDICES








Writing Options. Each fund, except the MONEY MARKET FUND, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.


A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


In addition, in the Investment Adviser's discretion, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with the fund's custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.


Each fund, except the MONEY MARKET FUND, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. Each fund, except the MONEY MARKET FUND, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The BOND, HIGH INCOME and BALANCED FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the BOND, HIGH INCOME and BALANCED FUNDS will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each fund, except the MONEY MARKET FUND, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

SWAP AGREEMENTS


Each fund, except the MONEY MARKET FUND, may enter into interest rate, credit default, index, and currency exchange rate swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and increase the fund's total return. The HIGH INCOME FUND may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The BOND, BALANCED and HIGH INCOME FUNDS typically uses interest rate swaps to shorten the effective duration of its portfolio.


Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.

Interest rate swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by the funds with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, credit default swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. No fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the each of the funds, except the MONEY MARKET FUND, would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, no fund's Investment Adviser believes that swaps constitute senior securities as defined in the 1933 Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars), credit default swaps or currency swaps unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission ("SEC") takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


Each fund, except the MONEY MARKET FUND, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.


Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds which may invest in futures transactions and related options transactions have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" section later in this document).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

CERTAIN BOND FUND PRACTICES


The BOND, HIGH INCOME and BALANCED FUNDS (collectively, the "bond funds"), invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and BALANCED FUND will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See, "Lower-Rated Corporate Debt Securities" below for a description of these securities and their attendant risks.



The bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The BOND and BALANCED FUND will invest only in futures and options which are exchange-traded or sold over-the-counter. The HIGH INCOME FUND may invest in any non-U.S. futures and options.


In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date but do not include mortgage backed security "dollar rolls".

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, except the MONEY MARKET FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).


An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.



The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's NAV.


Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.


Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's NAV.


Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.


Zero Coupon, Deferred Interest, Pay-in-Kind, and Capital Appreciation Bonds. The BOND, BALANCED and HIGH INCOME FUNDS may invest in zero coupon bonds as well as in capital appreciation bonds (CABs) and deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason the initial principal amount of a CAB would be counted against a municipal issuer's statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Structured Securities. The HIGH INCOME FUND may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

FOREIGN GOVERNMENT SECURITIES


All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn the fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.


CONVERTIBLE SECURITIES

Each fund, except the MONEY MARKET FUND, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.


REVERSE REPURCHASE AGREEMENTS




Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.



U.S. GOVERNMENT SECURITIES

Each fund may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government Securities may also include zero coupon bonds.



Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or trust or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-backed and Asset-backed Securities.")



Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, BALANCED and LARGE CAP VALUE FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.


Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.



The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of such fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.


OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The BOND, HIGH INCOME and BALANCED FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.


FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.


Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The BOND, BALANCED and HIGH INCOME FUNDS may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a Fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, BALANCED and HIGH INCOME FUNDS may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").


In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The BOND, BALANCED and HIGH INCOME FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The BOND, BALANCED and HIGH INCOME FUNDS may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BOND, BALANCED and HIGH INCOME FUNDS may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Mortgage Dollar Rolls. The BOND, BALANCED and HIGH INCOME FUNDS may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REAL ESTATE INVESTMENT TRUSTS

Each fund, except the MONEY MARKET FUND, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.


On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.


EXCHANGE TRADED FUNDS (ETFS)


EACH FUND MAY INVEST IN EXCHANGE TRADED FUNDS ("ETFS"), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.



ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund's expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.



Under the 1940 Act, a fund may not acquire shares of another investment company (including an ETF) if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock ("3% Limitation"). Accordingly, each fund is subject to the 3% Limitation unless (i) the ETF or the fund has received an order from the SEC for exemptive relief from the 3% Limitation that is applicable to the fund; and (ii) the ETF and the fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc., which permits investment companies, including the funds, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Funds") beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Ultra Series Fund will enter into such agreements with iShares when applicable so that a fund will be permitted to invest in iShares Funds in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the funds may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.


To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a fund from allocating its investments in the manner that the Investment Adviser considers optimal, or cause the Investment Adviser to select another investment as an alternative.













SHARES OF OTHER INVESTMENT COMPANIES


Each fund, other than the ALLOCATION FUNDS, may invest up to 10% of its assets in shares of other investment companies, including ETFs that have not received an SEC exemptive order as described above. Each fund, other than the ALLOCATION FUNDS, currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MEMBERS Capital Advisors, or any of its affiliates.

The ALLOCATION FUNDS may invest 100% of their assets in shares of other investment companies and will invest substantially all of their assets in shares of other investment companies. The Investment Company Act of 1940 generally does not permit a registered investment company to invest in a combination of underlying funds managed by the same investment adviser and underlying funds managed by other investment advisers. The Trust is seeking approval from the Securities and Exchange Commission ("SEC") to permit this combination of investments. Until such time as approval is obtained, the fund intends to invest exclusively in funds advised by MEMBERS Capital Advisors.


As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.





TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund's asset among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.


Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.


HIGHER-RISK SECURITIES AND PRACTICES


SECURITY OR PRACTICE              DESCRIPTION                                     RELATED RISKS
--------------------              -----------                                     -------------
American Depository Receipts      ADRs are receipts typically issued by a U.S.    Market, currency, information, natural
(ADRs)                            financial institution which evidence            event, and political risks (i.e., the
                                  ownership of underlying securities of foreign   risks of foreign securities).
                                  corporate issuers. Generally, ADRs are in
                                  registered form and are designed for trading
                                  in U.S. markets.

Asset-Backed Securities           Securities backed by pools of commercial        Credit, extension, prepayment, and
                                  and/or consumer loans such as motor vehicle     interest rate risks.
                                  installment sales, installment loan
                                  contracts, leases of various types of real
                                  and personal property, receivables from
                                  revolving credit (i.e., credit card)
                                  agreements and other categories of
                                  receivables.

Borrowing                         The borrowing of money from financial           Leverage risk.
                                  institutions or through reverse repurchase
                                  agreements.

Emerging Market Securities        Any foreign securities primarily traded on      Credit, market, currency, information,
                                  exchanges located in or issued by companies     liquidity, interest rate, valuation,
                                  organized or primarily operating in countries   natural event, and political risks.
                                  that are considered lesser developed than
                                  countries like the U.S., Australia, Japan, or
                                  those of Western Europe.

European and Global Depository    EDRs and GDRs are receipts evidencing an        Market, currency, information, natural
Receipts (EDRs and GDRs)          arrangement with a non-U.S. financial           event, and political risks (i.e., the
                                  institution similar to that for ADRs and are    risks of foreign securities).
                                  designed for use in non-U.S. securities
                                  markets. EDRs and GDRs are not necessarily
                                  quoted in the same currency as the underlying
                                  security.

Foreign Money Market              Short-term debt obligations issued either by    Market, currency, information, interest
Securities                        foreign financial institutions or by foreign    rate, natural event, and political risks.
                                  branches of U.S. financial institutions or
                                  foreign issuers.

Foreign Securities                Securities issued by companies organized or     Market, currency, information, natural
                                  whose principal operations are outside the      event, and political risks.
                                  U.S., securities issued by companies whose
                                  securities are principally traded outside the
                                  U.S., or securities denominated or quoted in
                                  foreign currency. The term "foreign
                                  securities" includes ADRs, EDRs, GDRs, and
                                  foreign money market securities.

Forward Foreign Currency          Contracts involving the right or obligation     Currency, liquidity, and leverage risks.
Exchange Contracts                to buy or sell a given amount of foreign        When used for hedging, also has hedging,
                                  currency at a specified price and future date.  correlation, and opportunity risks. When used speculatively, also has speculation
                                                                                  risks.

SECURITY OR PRACTICE              DESCRIPTION                                     RELATED RISKS
--------------------              -----------                                     -------------
Futures Contracts (including      In general, an agreement to buy or sell a       Interest rate, currency, market, hedging
financial futures contracts)      specific amount of a commodity, financial       or speculation, leverage, correlation,
                                  instrument, or index at a particular price on   liquidity, credit, and opportunity risks.
                                  a stipulated future date. Financial futures
                                  contracts include interest rate futures
                                  contracts, securities index futures
                                  contracts, and currency futures contracts.
                                  Unlike an option, a futures contract
                                  obligates the buyer to buy and the seller to
                                  sell the underlying commodity or financial
                                  instrument at the agreed-upon price and date
                                  or to pay or receive money in an amount equal
                                  to such price.

Illiquid Securities               Any investment that may be difficult or         Liquidity, valuation and market risks.
                                  impossible to sell within 7 days for the
                                  price at which the fund values it.

Mortgage-Backed Securities        Securities backed by pools of mortgages,        Credit, extension, prepayment, and
                                  including passthrough certificates, planned     interest rate risks.
                                  amortization classes (PACs), targeted
                                  amortization classes (TACs), collateralized
                                  mortgage obligations (CMOs), and when
                                  available, pools of mortgage loans generated
                                  by credit unions.

Non-Investment Grade Securities   Investing in debt securities rated below        Credit, market, interest rate, liquidity,
                                  BBB/Baa (i.e., "junk" bonds).                   valuation, and information risks.

Options (including options on     In general, an option is the right to buy       Interest rate, currency, market, hedging
financial futures contracts)      (called a "call") or sell (called a "put")      or speculation, leverage, correlation,
                                  property for an agreed-upon price at any time   liquidity, credit, and opportunity risks.
                                  prior to an expiration date. Both call and
                                  put options may be either written (i.e.,
                                  sold) or purchased on securities, indices,
                                  interest rate futures contracts, index
                                  futures contracts, or currency futures
                                  contracts.

Repurchase Agreements             The purchase of a security that the seller      Credit risk.
                                  agrees to buy back later at the same price
                                  plus interest.

Restricted Securities             Securities originally issued in a private       Liquidity, valuation, and market risks.
                                  placement rather than a public offering.
                                  These securities often cannot be freely
                                  traded on the open market.

Reverse Repurchase Agreements     The lending of short-term debt securities;      Leverage and credit risks.
                                  often used to facilitate borrowing.

Securities Lending                The lending of securities to financial          Credit risk.
                                  institutions, which provide cash or
                                  government securities as collateral.

Shares of Other Investment        The purchase of shares issued by other          Market risks and the layering of fees and
Companies                         investment companies. These investments are     expenses.
                                  subject to the fees and expenses of both the
                                  MEMBERS Mutual Funds and the other investment
                                  company.

Short-Term Trading                Selling a security soon after purchase or       Market, liquidity and opportunity risks.
                                  purchasing it soon after it was sold (a fund
                                  engaging in short-term trading will have
                                  higher turnover and transaction expenses).

Smaller Capitalization            The purchase of securities issued by a          Market risk.
Companies                         company with a market capitalization (i.e.,
                                  the price per share of its common stock
                                  multiplied by the number of shares of common
                                  stock outstanding) of less than $2 billion.

Swaps                             The entry into interest rate, credit default,   Market, liquidity, currency, credit,
                                  index and currency exchange rate swap           leverage and opportunity risks.
                                  agreements whereby the parties agree to
                                  exchange rates of return (or differentials
                                  therein) earned or realized on predetermined
                                  investments or instruments.

When-Issued Securities and        The purchase or sale of securities for          Market, opportunity, and leverage risks.
Forward Commitments               delivery at a future date; market value may
                                  change before delivery.

HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only, for actual usage, consult the fund's annual and semi-annual reports.



                                                                    Large   Large  Mid     Mid
                                       Money         High            Cap     Cap   Cap     Cap  Global Int'l   Cons.  Mod.    Agg.
                                      Market Bond   Income Balanced Value  Growth Value  Growth  Sec.  Stock  Alloc. Alloc. Allloc.
                                      ------ ----   ------ -------- -----  ------ -----  ------ ------ -----  ------ ------ -------
Investment Practices
Borrowing                              30    30     30      30      30     30     30     30     30     30
Repurchase Agreements                   *     *      *       *       *      *      *      *       *     *
Securities Lending                      X    33 1/3 33 1/3  33 1/3  33 1/3 33 1/3 33 1/3 33 1/3 33 1/3 33 1/2
Short-term Trading                      *     *      *       *       *      *      *      *      *      *
When-Issued Securities; Forward        25    25     25      25      25     25     25      *     25     25
Commitments
Conventional Securities
Shares of Other Investment Companies
   (1)                                 10    10     10      10      10     10     10     10     10     10       100    100    100
Non-Investment Grade Securities         X    20      *      20      20     20     20     20     20     20
Foreign Securities                     25(2) 25     50      25      25     25     25     25      *      *
Emerging Market Securities              X    10     25      15      15     15     15     15     50     50
Illiquid Securities(3)                 10    15     15      15      15     15     15     15     15     15
Restricted Securities                  25**  15     30      15      15     15     15     15     15     15
Mortgage-backed Securities              X    50***  30      25***   10      X      X      X      X      X
Derivative Securities and Contracts
Swaps, Options and Futures Contracts
- Swaps                                 X    15*    15*     15*     15*    15*    15*    15*    15*    15*
- Options on Securities, or Indices
   or Currencies                        X    10**   10      15      25     25     25     10**   10**   10**
- Futures Contracts(4)                  X    10**   10**    15      25     25     25     10**   10**   10**
- Options on Futures Contracts(4)       X    10**   10**    15      25     25     25     10**   10**   10**
Forward Foreign Currency Exchange       X    10**   10      10**    10**   10**   10**   10     10**   10**
Contracts



(1) Includes ETFs that do not have an SEC exemptive order as described earlier in this document.



(2)  U.S. Dollar-denominated foreign money market securities only.



(3)  Numbers in this row refer to net, rather than total, assets.



(4) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.


LEGEND

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

***  Excluding government sponsored agency paper.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES


In the judgment of the Investment Adviser for the Trust, the BOND, HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH and INTERNATIONAL STOCK FUNDS have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The names of these funds may be changed at any time by a vote of the Trust's

Board of Trustees. As required by the rule, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies in this INVESTMENT LIMITATION section are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

     1. Borrow money in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage, but solely to facilitate management of a fund by enabling the fund to meet redemption requests where the liquidation of an investment is deemed to be inconvenient or disadvantageous. Except for the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, a fund will not make additional investments while it has borrowings outstanding.

     2. Underwrite securities of other issuers, except that a fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the fund, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     3. Invest over twenty-five percent (25%) of assets taken at its market value in any one industry; except that each ALLOCATION FUND may invest more than 25% of its assets in any one underlying fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.

     4. Purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities.

     5. Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein.

     6. Issue senior securities as defined in the Investment Company Act of 1940, except as is permitted by such Act, by rules under such Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.

     7. Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Trustees and may make loans of securities as permitted by applicable law.

     8. With respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering the Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

The MONEY MARKET FUND may not write put or call options, purchase common stock or other equity securities or purchase securities on margin or sell short. The BOND, HIGH INCOME, BALANCED, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may not purchase securities on margin or sell short. However, each fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and related options as permitted by its investment policies.


Notwithstanding the foregoing investment limitations, the underlying funds in which the ALLOCATION FUNDS may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting an Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.


TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities.

PORTFOLIO TURNOVER

While the MONEY MARKET FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations


Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the BOND, BALANCED and MID CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.


MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds.

The Board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the funds' investment adviser. At all times, however, a majority of Board members will not be affiliated with MEMBERS Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or its Declaration of Trust.

TRUSTEES AND OFFICERS


Each Trustee and Officer oversees 22 portfolios in the fund complex, which consists of the Ultra Series Fund with 13 portfolios and the MEMBERS Mutual Funds with 9 portfolios. The address of each Trustee and Officer is 5910 Mineral Point Road, Madison, WI 53705.


INTERESTED TRUSTEES AND OFFICERS


                                         TERM OF                                                  NUMBER OF
                                       OFFICE AND                                                 PORTFOLIOS       OTHER
                        POSITION(S)     LENGTH OF                                                OVERSEEN IN      OUTSIDE
      NAME AND           HELD WITH        TIME              PRINCIPAL OCCUPATION DURING              FUND      DIRECTORSHIPS
   YEAR OF BIRTH         THE FUND       SERVED(1)                 PAST FIVE YEARS                 COMPLEX(2)        HELD
   -------------      --------------   ----------   ------------------------------------------   -----------   -------------
David P.              Trustee,         2006 -       CUNA Mutual Insurance Society, Madison, WI        22            CBRE
Marks(3, 4) 1947      President and    Present      Chief Investment Officer, 2005-Present                         Realty
                      Principal                                                                                   Finance
                      Executive                     MEMBERS Capital Advisors, Inc., Madison,
                      Officer (PEO)                 WI, President, 2005-Present

                                                    CUNA Mutual Life Insurance Company,
                                                    Madison, WI, Chief Investment Officer,
                                                    2005-Present

                                                    Citigroup Insurance Investors, Hartford,
                                                    CT

                                                    Chief Investment Officer, 2004-2005

                                                    Cigna Investments, Hartford, CT, Chief
                                                    Investment Officer, 2002-2004

                                                    Green Mountain Partners, Quechee, VT,
                                                    2001-2002

                                                    Allianz Investments, Westport, CT, Chief
                                                    Investment Officer, 1991-2001

Lawrence R.           Trustee and      1983 -       MEMBERS Capital Advisors, Inc., Madison,          22            None
Halverson(3, 4)       Vice President   Present      WI, Senior Vice President, Equities,
1945                                                1996- Present

Molly Head(3)         Chief            2005 -       MEMBERS Capital Advisors, Inc., Madison,          22            None
1962                  Compliance       Present      WI, Chief Compliance Officer, 2005-Present
                      Officer
                                                    Harris Associates L.P., Chicago, IL,
                                                    Chief Compliance Officer/Advisor,
                                                    1985-2005

                                         TERM OF                                                  NUMBER OF
                                       OFFICE AND                                                 PORTFOLIOS       OTHER
                        POSITION(S)     LENGTH OF                                                OVERSEEN IN      OUTSIDE
      NAME AND           HELD WITH        TIME              PRINCIPAL OCCUPATION DURING              FUND      DIRECTORSHIPS
   YEAR OF BIRTH         THE FUND       SERVED(1)                 PAST FIVE YEARS                 COMPLEX(2)        HELD
   -------------      --------------   ----------   ------------------------------------------   -----------   -------------
Mary E. Hoffmann(3)   Treasurer        1998 -       MEMBERS Capital Advisors, Inc., Madison,          22            None
1970                                   Present      WI, Vice President-Finance & Operations,
                                                    2006-Present; Assistant Vice
                                                    President-Finance & Operations, 2001-2005

Holly S. Baggot(3)    Secretary and    1999 -       MEMBERS Capital Advisors, Inc., Madison,          22            None
1960                  Assistant        present      WI, Operations Officer-Mutual Funds,
                      Treasurer                     2005-Present; Senior Manager-Product &
                                                    Fund Operations, 2001-2005

Dan Owens(3)          Assistant        2000 -       MEMBERS Capital Advisors, Inc., Madison,          22            None
1966                  Treasurer        Present      WI, Investment Operations Officer,
                                                    2005-Present; Senior Manager-Portfolio
                                                    Operations, 2001-Present



(1) At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Independent Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.



(2) The fund complex consists of the Trust and MEMBERS Mutual Funds, consisting of 9 portfolios.


(3)  "Interested person" as defined in the 1940 Act.


(4) Considered an "interested" trustee because of the position held with the investment advisor of the Trust.






INDEPENDENT TRUSTEES



                                         TERM OF                                                  NUMBER OF
                                       OFFICE AND                                                PORTFOLIOS       OTHER
                        POSITION(S)     LENGTH OF                                                OVERSEEN IN      OUTSIDE
      NAME AND           HELD WITH        TIME              PRINCIPAL OCCUPATION DURING              FUND      DIRECTORSHIPS
   YEAR OF BIRTH         THE FUND       SERVED(1)                 PAST FIVE YEARS                 COMPLEX(2)        HELD
   -------------      --------------   ----------   ------------------------------------------   -----------   -------------
Rolf F. Bjelland,     Chairman         2006 -       Lutheran Brotherhood Mutual Funds,                22        Regis Corp.,
CLU 1938                               Present      Chairman and President; 1983-2002                            Director,
                                                                                                               1982- Present

                      Trustee          2003-        Lutheran Brotherhood (now Thrivent
                                       Present      Financial), Minneapolis, MN, Chief
                                                    Investment Officer, 1983-2002

Gwendolyn M. Boeke    Trustee          1998 -       Wartburg Theological Seminary, Dubuque,           22            None
1934                                   Present      IA, Development Associate, 1997-2003

                                                    Evangelical Lutheran Church in America
                                                    Foundation, Chicago, IL, Regional
                                                    Director, 1990-2000

                                                    Wartburg College, Dubuque, IA, Director,
                                                    1986-2001

Steven P. Riege       Trustee          2005 -       The Rgroup, Owner/President, 2001-Present         22            None
1954                                   Present      Robert W. Baird & Company, Milwaukee, WI,
                                                    Senior Vice President Marketing and Vice
                                                    President Human Resources, 1986-2001

Richard E.            Trustee          2004 -       Clearwater Capital Management,                    22            None
Struthers 1952                         Present      Minneapolis, MN, Chairman & Chief
                                                    Executive Officer, 1998-Present


(1) At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Independent Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.


(2) The fund complex consists of the Trust and MEMBERS Mutual Funds, consisting of 9 portfolios.

Set forth below for each of the Trust's Officers and Trustees other than the Independent Trustees is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The Independent Trustees did not hold any such positions, other than serving as Trustees of the other portfolios in the fund complex.


                             Positions Held with Affiliated Persons or                OTHER FUNDS IN FUND COMPLEX FOR
         NAME                   Principal Underwriter of the Trust                    WHICH THE SAME POSITION IS HELD
         ----           --------------------------------------------------   -----------------------------------------------
David P. Marks          MEMBERS Capital Advisors, Inc.
                        President, 2005-Present;  Director, 2006-Present     MEMBERS Mutual Funds, consisting of 9 portfolios

Lawrence R. Halverson   MEMBERS Capital Advisors, Inc.
                        Senior Vice President, 1996-Present                  MEMBERS Mutual Funds, consisting of 9 portfolios

Molly M. Head           MEMBERS Capital Advisors, Inc.
                        Chief Compliance Officer, 2005-Present               MEMBERS Mutual Funds, consisting of 9 portfolios

Mary E. Hoffmann        MEMBERS Capital Advisors, Inc.
                        Vice President-Finance & Operations, 2006-Present;   MEMBERS Mutual Funds, consisting of 9 portfolios
                        Assistant Vice President-Finance & Operations,
                        2001-2005

Holly S. Baggot         MEMBERS Capital Advisors, Inc.
                        Operations Officer-Mutual Funds, 2005-Present;       MEMBERS Mutual Funds, consisting of 9 portfolios
                        Senior Manager, Product & Fund Operations,
                        2001-2005

Dan Owens               MEMBERS Capital Advisors, Inc.
                        Investment Operations Officer, 2005-Present;         MEMBERS Mutual Funds, consisting of 9 portfolios
                        Senior Manager - Portfolio Operations, 2001-2005



TRUSTEE COMPENSATION



                                                                     TOTAL COMPENSATION FROM
      TRUSTEE NAME         AGGREGATE COMPENSATION FROM TRUST(1)   TRUST AND FUND COMPLEX(1, 2)
      ------------         ------------------------------------   ----------------------------
David P. Marks(3)                            None                               None
Lawrence R. Halverson(3)                     None                               None
Rolf F. Bjelland                          $19,125                            $38,250
Gwendolyn M. Boeke                        $14,125                            $28,250
Richard E. Struthers                      $14,125                            $28,250
Steven P. Riege                           $11,250                            $22,500



(1)  Amounts for the fiscal year ending December 31, 2005.



(2) Fund complex includes the Trust and the MEMBERS Mutual Funds, consisting of 9 portfolios.



(3)  Non-compensated interested trustee.


There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

COMMITTEES

AUDIT COMMITTEE

Members: Rolf F. Bjelland, Chairman; Gwendolyn M. Boeke; Steven P. Riege and Richard E. Struthers


Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes to meet with the Funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the Fund's financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the funds.


The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the Fund by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants and reports to the Board of Trustees from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met three times in 2005.

TRUSTEES' HOLDINGS


INTERESTED TRUSTEES


                        DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE             IN ULTRA SERIES FUND(1, 2)      SECURITIES IN FUND COMPLEX(1,2,3)
---------------         ---------------------------------   ---------------------------------
David P. Marks                         None                                None
Lawrence R. Halverson           $100,001-$500,000                   $100,001-$500,000


INDEPENDENT TRUSTEES


Rolf F. Bjelland                       None                          $50,001-$100,000
Gwendolyn M. Boeke                     None                          $10,001-$50,000
Steven P. Riege                        None                                None
Richard E. Struthers                   None                          $10,001-$50,000


(1)  Information provided is as of December 31, 2005.


(2)  Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000;
     $50,001 - $100,000; $100,001-$500,000; $500,001-$1,000,000; or over
     $1,000,000.



(3) The fund complex consists of the Trust and MEMBERS Mutual Funds, consisting of 9 portfolios.


SUBSTANTIAL SHAREHOLDERS


CUNA Mutual Life Insurance Company (the "Company") established the Trust as an investment vehicle underlying the separate accounts of the Company which issue variable contracts. As of May 1, 2006, the separate accounts of the Company and certain qualified plans were the only shareholders of the Trust.


BENEFICIAL OWNERS

As of April 1, 2006, the directors and officers as a group owned less than one percent of the Trust. In addition to its own beneficial interest in each fund, the Company holds legal title on behalf of the beneficiaries of employee benefit plans held within the Company separate accounts not registered pursuant to an exemption from the registration provisions of the securities acts. As of April 1, 2006 no one person was known by management to have a beneficial interest in the any of the funds exceeding five percent, except as follows:


PORTFOLIO           NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENTAGE OWNERSHIP
---------           ------------------------------------   ----------------   --------------------
MONEY MARKET FUND   TruWest Credit Union                     5,413,672.397            5.81%
                    Tempe, AZ


PORTFOLIO MANAGEMENT

THE MANAGEMENT AGREEMENTS


The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:



                                        TOTAL ADVISORY FEES   TOTAL ADVISORY FEES   TOTAL ADVISORY FEES
                                        INCURRED DURING THE   INCURRED DURING THE   INCURRED DURING THE
                           MANAGEMENT    FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
FUND                           FEE       DECEMBER 31, 2005     DECEMBER 31, 2004     DECEMBER 31, 2003
----                       ----------   -------------------   -------------------   -------------------
MONEY MARKET                  0.45%          $  589,529            $  606,114            $  734,644
BOND                          0.55%           3,299,300             3,005,332             3,119,105
HIGH INCOME                   0.75%             944,473               757,465               361,330
BALANCED                      0.70%           5,495,728             5,192,407             4,382,082
LARGE CAP VALUE               0.60%           7,290,748             6,649,910             5,034,249
LARGE CAP GROWTH              0.80%           5,508,758             5,105,779             4,883,114
MID CAP VALUE                 1.00%           2,427,324             1,843,107             1,192,299
MID CAP GROWTH                0.85%           2,900,501             2,525,958             1,306,152
GLOBAL SECURITIES             0.95%             327,189               782,621               123,101
INTERNATIONAL STOCK           1.20%           1,072,032               218,954               380,300
CONSERVATIVE ALLOCATION*      0.30%                  --                    --                    --
MODERATE ALLOCATION*          0.30%                  --                    --                    --
AGGRESSIVE ALLOCATION*        0.30%                  --                    --                    --



* The fund will not begin operations until later in 2006 therefore no advisory fees were incurred for fiscal years 2003, 2004 and 2005.

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.



MEMBERS CAPITAL ADVISORS, INC.



CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.



As of March 1, 2006, the MEMBERS Capital Advisors' directors and principal officers of the Investment Adviser are as follows:



David P. Marks          Director and President
Lawrence R. Halverson   Vice President
Mary E. Hoffmann        Secretary/Treasurer
Molly Head              Chief Compliance Officer
Tracy K. Lien           Assistant Secretary



THE MANAGEMENT AGREEMENTS WITH SUBADVISERS


As described in the prospectus, MEMBERS Capital Advisors manages the assets of the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MEMBERS Capital Advisors may allocate some of the fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).


Even though subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, and a portion of the assets of the MID CAP VALUE FUND, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the subadvisers and recommend their hiring, termination, and replacement.


MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, GLOBAL SECURITIES, and INTERNATIONAL STOCK FUNDS.

THE SUBADVISER FOR THE HIGH INCOME FUND


As of the date of this prospectus, Shenkman Capital Management, Inc. ("SCM") is the only subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, SCM receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to SCM as follows:


Fiscal year ended December 31    Amount
-----------------------------   --------
2005                            $393,970

Pursuant to an investment subadvisory agreement between MEMBERS Capital Advisors and Massachusetts Financial Services ("MFS") that was terminated on February 28, 2005, MEMBERS Capital Advisors paid a management fee to MFS as follows:


Fiscal year ended December 31    Amount
-----------------------------   --------
2005                            $ 71,880
2004                            $378,702
2003                            $180,296

THE SUBADVISER FOR THE MID CAP VALUE FUND


As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadviser managing a portion of the assets of the MID CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, on the average daily net assets managed by Wellington Management. MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:



Fiscal year ended December 31    Amount
-----------------------------   --------
2005                            $259,711
2004                            $254,062
2003                            $171,534


THE SUBADVISER FOR THE MID CAP GROWTH FUND


As of the date of the prospectus, Wellington Management is the only subadviser managing the assets of the MID CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:



Fiscal year ended December 31     Amount
-----------------------------   ----------
2005                            $1,465,134
2004                            $1,288,858
2003                            $  707,004



THE SUBADVISER FOR THE GLOBAL SECURITIES FUND



As of the date of the prospectus, Oppenheimer Funds, Inc. ("Oppenheimer") is the only subadviser managing the assets of the GLOBAL SECURITIES FUND. For its services to the fund, Oppenheimer receives a management fee from MEMBERS Capital advisors, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Oppenheimer as follows:


Fiscal year ended December 31    Amount
-----------------------------   --------
2005                            $171,726
2004                            $115,248
2003                            $ 64,611


THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND

As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only Subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MEMBERS Capital Advisors paid a management fee to Lazard as follows:


Fiscal year ended December 31    Amount
-----------------------------   --------
2005                            $619,230
2004                            $468,737
2003                            $233,904


PORTFOLIO MANAGERS

MEMBERS CAPITAL ADVISORS, INC.

Compensation: Portfolio manager compensation at MEMBERS Capital Advisors consists of a base amount, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MEMBERS Capital Advisors for all major clients, and the financial results of MEMBERS Capital Advisors and its parent company, CUNA Mutual Group. The long-term incentive award is based on the overall investment results of MEMBERS Capital Advisors for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MEMBERS Capital Advisors-managed funds as directed by the portfolio manager.

Other Accounts Managed:


EDWARD J. MEIER - MONEY MARKET FUND


                                                                                          TOTAL ASSETS
                                      NUMBER OF                      ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS   TOTAL ASSETS   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED       IN ACCOUNTS     ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ------------   -----------------   -----------------
Registered Investment Companies         None            None              None                None
Other Pooled Investment Vehicles        Five        $110 million          None                None
Other Accounts                          None            None              None                None


DEAN J. "JACK" CALL - BOND FUND and BALANCED FUND (FIXED INCOME PORTION)



                                                                                          TOTAL ASSETS
                                      NUMBER OF                      ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS   TOTAL ASSETS   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED       IN ACCOUNTS     ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ------------   -----------------   -----------------
Registered Investment Companies         Two         $319 million          None                None
Other Pooled Investment Vehicles        None            None              None                None
Other Accounts                          None            None              None                None



JOHN H. BROWN - BALANCED FUND (EQUITY PORTION)


                                                                                          TOTAL ASSETS
                                      NUMBER OF                      ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS   TOTAL ASSETS   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED       IN ACCOUNTS     ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ------------   -----------------   -----------------
Registered Investment Companies         None            None              None                None
Other Pooled Investment Vehicles        None            None              None                None
Other Accounts                           Two        $100 million          None                None


SCOTT D. OPSAL - LARGE CAP VALUE FUND and ASSET ALLOCATION FUNDS



                                                                                            TOTAL ASSETS
                                      NUMBER OF                        ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS    TOTAL ASSETS    PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED        IN ACCOUNTS      ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   --------------   -----------------   -----------------
Registered Investment Companies         Seven       $2,380 million         None                None
Other Pooled Investment Vehicles         None            None              None                None
Other Accounts                           None            None              None                None



BRUCE A. EBEL - LARGE CAP GROWTH FUND


                                                                                          TOTAL ASSETS
                                      NUMBER OF                      ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS   TOTAL ASSETS   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED       IN ACCOUNTS     ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ------------   -----------------   -----------------
Registered Investment Companies         None            None              None                None
Other Pooled Investment Vehicles        None            None              None                None
Other Accounts                          None            None              None                None


LIVIA S. ASHER - MID CAP VALUE FUND


                                                                                          TOTAL ASSETS
                                      NUMBER OF                      ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS   TOTAL ASSETS   PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED       IN ACCOUNTS     ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ------------   -----------------   -----------------
Registered Investment Companies         None            None              None                None
Other Pooled Investment Vehicles        None            None              None                None
Other Accounts                          None            None              None                None

MEMBERS CAPITAL ADVISORS IS NOT AWARE OF ANY MATERIAL CONFLICTS RELATED TO THE MANAGEMENT OF SIMILAR ACCOUNTS.

AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                                 DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER   SECURITIES IN ULTRA SERIES FUND    SECURITIES IN FUND COMPLEX (1)
-------------------------   -------------------------------   --------------------------------
Edward J. Meier                           None                               None
Dean J. "Jack" Call                       None                               None
John H. Brown                      $100,001-$500,000                  $100,001-$500,000
Scott D. Opsal                      $10,001-$50,000                    $10,001-$50,000
Bruce A. Ebel                          $1-$10,000                         $1-$10,000
Livia S. Asher                             $0                                 $0

(1) Fund complex includes the Trust and the MEMBERS Mutual Funds, consisting of 9 portfolios.

SHENKMAN CAPITAL MANAGEMENT, INC.

Compensation: Shenkman Capital Management, Inc. ("Shenkman Capital") offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member's merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.


Portfolio Managers represent the majority of the firm's senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm's investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm's growth and profitability. All of the Senior Portfolio Managers are owners of the firm.



Other Accounts Managed:


MARK R. SHENKMAN

                                                                                              TOTAL ASSETS
                                      NUMBER OF                          ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED         IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ----------------   -----------------   -----------------
Registered Investment Companies           3         $  453.9 million          None                None
Other Pooled Investment Vehicles          6         $1,555.4 million           1             $ 70.7 million
Other Accounts                           88         $9,110.2 million           1             $390.5 million

FRANK X. WHITLEY

                                                                                              TOTAL ASSETS
                                      NUMBER OF                          ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED         IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ----------------   -----------------   -----------------
Registered Investment Companies         None              None                None                None
Other Pooled Investment Vehicles        None              None                None                None
Other Accounts                           14         $4,744.8 million           1             $390.5 million

MARK J. FLANAGAN

                                                                                              TOTAL ASSETS
                                      NUMBER OF                          ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED         IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ----------------   -----------------   -----------------
Registered Investment Companies           3         $  453.9 million          None                None
Other Pooled Investment Vehicles          4         $1,514.3 million           1             $70.7 million
Other Accounts                           10         $1,250.3 million          None                None

ROBERT STRICKER

                                                                                              TOTAL ASSETS
                                      NUMBER OF                          ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED         IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   ----------------   -----------------   -----------------
Registered Investment Companies         None              None                None                None
Other Pooled Investment Vehicles        None              None                None                None
Other Accounts                           22         $1,769.4 million          None                None

STEVEN SCHWEITZER

                                                                                            TOTAL ASSETS
                                      NUMBER OF                        ACCOUNTS WITH      IN ACCOUNTS WITH
                                   OTHER ACCOUNTS    TOTAL ASSETS    PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                      MANAGED        IN ACCOUNTS      ADVISORY FEES       ADVISORY FEES
-----------------                  --------------   --------------   -----------------   -----------------
Registered Investment Companies         None             None                None                None
Other Pooled Investment Vehicles          2         $ 41.1 million           None                None
Other Accounts                           34         $917.7 million           None                None


Material Conflicts of Interest: Since its inception, Shenkman has dedicated its investment management services exclusively to the high yield market. As a fiduciary, Shenkman Capital owes its clients honesty and full disclosure of material conflicts of interest. As a general matter, Shenkman Capital attempts to minimize conflicts of interest. To that end, Shenkman Capital has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm's Compliance Manual. In accordance with this policy, Shenkman Capital has identified the following potential conflicts of interest in connection with its management of the Ultra Series Fund:



1.   Personal Trading/Corporate Opportunities

     Shenkman Capital permits its team members to trade securities for their own accounts, and investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves, before such opportunities are executed on behalf of clients. Thus, Shenkman Capital has an obligation to assure that its team members do not "front-run" trades for clients or otherwise favor their own accounts. To that end, Shenkman Capital maintains a personal trading policy which includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which Shenkman Capital acts as sub-advisor. Failure to comply with these policies may result in disciplinary action, including, among other things, monetary fines, disgorgement of profits and suspension or termination of employment. Shenkman Capital's personal trading policy also requires all team members with a brokerage account to have duplicate trade confirmations and account statements sent to the firm's Chief Compliance Officer. In addition, the Chief Compliance Officer prepares and circulates a Restricted List of credits to all team members. Employees are prohibited from trading in any company on the Restricted List. In addition, all team members are required to sign a copy, and agree to abide by the terms, of the firm's personal trading policy. Shenkman Capital's Compliance Department, which is overseen by its General Counsel, monitors the personal trading activities of its team members.

2.   Allocation of Investment Opportunities among Client Accounts

     Shenkman Capital adheres to a systematic process for the approval, allocation and execution of trades. All new securities must be scored using its proprietary scoring system and approved at formal credit committee. The process is the same whether the security is a new issuer or a secondary issuer. If the issuer receives the requisite votes, it is placed on the "Approved List." Generally, only securities on the Approved List are eligible to be purchased for client accounts. Portfolio Managers determine the specific securities and amounts to be purchased or sold for client accounts. In allocating securities among accounts, all investment opportunities are allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns.

     Initial allocations are made prior to an order being placed, although they may be adjusted depending upon the actual amount purchased or sold, as the case may be, and taking into account round lot sizes and, if a sale transaction, remaining position size by account. In all cases, Shenkman Capital resolves any conflict of interest in good faith and in accordance with its fiduciary duties.

     Because of the difference in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. The following factors, among others, may be taken into account in allocating securities among investment advisory clients: client's investment objective, strategies and restrictions; specific instructions from the client; client's risk profile; client's tax status; any legal or regulatory restrictions placed on a client's portfolio (such as the Employee Retirement Income Security Act of 1974, as amended); size of client account; total portfolio invested position; nature of the security to be allocated; size of available position; the effect of the purchase or sale, as the case may be, upon the diversification of the client's portfolio; the investment's Quadrant (based upon the firm's proprietary Quadrant Analysis) and how the Quadrant weightings will change versus our targeted weightings for a client's portfolio for that Quadrant at that time; the investment's credit score (based upon the firm's proprietary C.Scope(R)); supply or demand for a security at a given price level; current market conditions; timing of cash flows and account liquidity; and any other information determined to be relevant to the fair allocation of securities. Shenkman Capital's Chief Compliance Officer reviews allocations periodically to ensure that all accounts are treated fairly over time.


3.   Insider Trading

     Portfolio Managers, credit analysts and others, through their position with Shenkman Capital, are in a position to learn material non-public information, before it is made public. These team members are in a position to trade in their personal accounts on such information, resulting in additional profits to the employee to the potential disadvantage of client accounts. Shenkman Capital maintains policies and procedures for the prevention of insider trading and requires team members to certify, at least annually, that they are in compliance with such policy.



4.   Performance Fees

     Shenkman Capital is entitled to receive a performance fee from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. Shenkman Capital maintains an allocation policy and the firm's Chief Compliance Officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.


5.   Cross Trades

     Shenkman Capital may effect "cross" transactions between client accounts. Even in situations in which Shenkman Capital believes there is no disadvantage to its clients, cross trade transactions may nonetheless create an inherent conflict of interest because Shenkman Capital has a duty to obtain the most favorable price for both the selling client and the purchasing client. When engaging in cross transactions, Shenkman Capital ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.


6.   Valuation of Client Accounts

     In situations where Shenkman Capital calculates its own advisory fees, it may have an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance. Shenkman Capital maintains a policy regarding the valuation of securities and the firm's Chief Compliance Officer performs periodic reviews of valuation on specific accounts from time to time. In addition, performance results for the private investment vehicles where Shenkman Capital serves as general partner are audited at least annually by an independent auditor.



7.   Outside Business Activities

     Outside business activities by its team members are strongly discouraged by Shenkman Capital. In the event a team member does engage in outside business activities, there is the potential that such activities could conflict with that team member's duties to Shenkman Capital and its clients. Consequently, Shenkman Capital requires all team members to disclose any outside employment to senior management, who will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the team member may be asked to terminate either his/her outside employment or his/her position with the firm.



8.   Business Gifts

     Shenkman Capital's team members may periodically give or receive gifts from clients or service providers in order to establish a better working relationship. Such gifts may also be considered efforts to gain unfair advantage. Shenkman Capital maintains a policy regarding gifts requiring that all gifts: (a) fall within the "normal business practice" (generally $100); and (b) are not excessive in value.

     In addition, with respect to business entertainment provided by broker/dealers, every team member must give prior notice of the invitation to the firm's Chief Compliance Officer. As a general matter, Shenkman Capital discourages anyone from becoming too closely identified with any single broker that routinely gives away gifts and free tickets.


AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:

                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER          IN ULTRA SERIES FUND          SECURITIES IN FUND COMPLEX (1)
-------------------------   ---------------------------------   --------------------------------
Mark R. Shenkman                           None                               None
Frank X. Whitley                           None                               None
Mark R. Flanagan                           None                               None
Robert Stricker                            None                               None
Steven Schweitzer                          None                               None

(1) Fund Complex includes the Trust and the MEMBERS Mutual Fund, consisting of 9 portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP


Compensation: Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MEMBERS Capital Advisors. The following information relates to the fiscal year ended December 31, 2005 for the Mid Cap Value Fund and for the period beginning May 1, 2006 for the Mid Cap Growth Fund.



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salaries for Messrs. Boggan and O'Brien, both partners of Wellington Management, are determined by the Managing Partners of the firm. Messrs. Boggan and O'Brien's base salaries are generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.



FUND                  BENCHMARK INDEX AND/OR PEER GROUP FOR THE INCENTIVE PERIOD*
----                  -----------------------------------------------------------
Mid Cap Growth Fund   Russell 2500(TM) Growth Index
Mid Cap Value Fund    Russell 2500(TM) Value Index (prior to May 1, 2005 Russell 2000(R) Value Index)



*    Mr. Boggan began managing the Mid Cap Growth Fund effective May 1, 2006.



Other Accounts Managed:


TIMOTHY J. MCCORMACK - MID CAP VALUE FUND


                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED      IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            4          $  793.9 million          None                None
Other Pooled Investment Vehicles           3          $  204.0 million          None                None
Other Accounts                            28          $1,026.0 million           1             $57.4 million



STEPHEN T. O'BRIEN - MID CAP VALUE FUND



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER     TOTAL ASSETS    PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED      IN ACCOUNTS      ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            4          $ 793.9 million          None                None
Other Pooled Investment Vehicles           3          $ 204.0 million          None                None
Other Accounts                            26          $1033.2 million           1             $57.4 million

SHAUN F. PEDERSON - MID CAP VALUE FUND



                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED      IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            4          $  793.9 million         None                None
Other Pooled Investment Vehicles           3          $  204.0 million         None                None
Other Accounts                            19          $1,025.9 million          1              $57.4 million



FRANCIS J. BOGGAN - MID CAP GROWTH FUND



                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER     TOTAL ASSETS     PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED      IN ACCOUNTS       ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            7           $672.2 million          None                 None
Other Pooled Investment Vehicles           8           $418.7 million          None                 None
Other Accounts                            19           $985.0 million           1               43.4 million



Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.



Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.






AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER          IN ULTRA SERIES FUND          SECURITIES IN FUND COMPLEX (1)
-------------------------   ---------------------------------   --------------------------------
Francis J. Boggan                          None                               None
Steven T. O'Brien                          None                               None
Timothy J. McCormack                       None                               None
Shaun F. Pederson                          None                               None

(1) Fund Complex includes the Trust and the MEMBERS Mutual Funds, consisting of 9 portfolios.


OPPENHEIMERFUNDS, INC.



Compensation: The fund's Portfolio Managers are employed and compensated by the Manager, not the fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the fund, described above. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the fund, described above. A portion of the Portfolio Managers' compensation with regard to that fund may, under certain circumstances, include an amount based in part on the amount of the fund's management fee.


Other Accounts Managed:


RAJEEV BHAMAN - GLOBAL SECURITIES FUND



                                                                                            TOTAL ASSETS IN
                                                                         ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS    PERFORMANCE-BASED   PERFORMANCE-BASED
TYPES OF ACCOUNTS                  ACCOUNTS MANAGED     IN ACCOUNTS      ADVISORY FEES       ADVISORY FEES
-----------------                  ----------------   --------------   -----------------   -----------------
Registered Investment Companies           11          $ 22.6 billion         1               $144.9 million
Other Pooled Investment Vehicles           2          $177.7 million        None                  None
Other Accounts(1)                        None              None             None                  None


(1) Does not include personal accounts of portfolio manager and his family, which are subject to the Code of Ethics.


As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other fund are the same as or different from, the fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.



AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER          IN ULTRA SERIES FUND          SECURITIES IN FUND COMPLEX (1)
-------------------------   ---------------------------------   --------------------------------
Rajeev Bhaman                              None                               None

(1) Fund Complex includes the Trust and the MEMBERS Mutual Funds, consisting of 9 portfolios.

LAZARD ASSET MANAGEMENT, LLP

Compensation: Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.


Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.


Other Accounts Managed:

JOHN R. REINSBERG

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies             14         $ 4.6 billion           None                   None
Other Pooled Investment Vehicles             1         $12.4 million           None                   None
Other Accounts                           1,254         $21.5 billion           None                   None

GABRIELLE M. BOYLE

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies             13         $ 4.6 billion           None                   None
Other Pooled Investment Vehicles             3         $27.4 million           None                   None
Other Accounts                           1,527         $24.2 billion           None                   None

MICHAEL POWERS

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies             11         $ 4.4 billion           None                   None
Other Pooled Investment Vehicles             3         $27.4 million           None                   None
Other Accounts                           1,510         $21.2 billion           None                   None

MICHAEL A. BENNETT

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies             13         $ 4.6 billion           None                   None
Other Pooled Investment Vehicles             1         $12.4 million           None                   None
Other Accounts                           1,244         $21.1 billion           None                   None

MICHAEL G. FRY

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies             13         $ 4.6 billion           None                   None
Other Pooled Investment Vehicles             1         $12.4 million           None                   None
Other Accounts                           1,244         $21.1 billion           None                   None

JAMES MCDONALD

                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies            6           $ 2.0 billion           None                   None
Other Pooled Investment Vehicles           2           $15.0 million           None                   None
Other Accounts                            76           $ 1.8 billion           None                   None

BRIAN PESSIN


                                                                          ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   ------------------------
Registered Investment Companies            4           $448.2 million          None                   None
Other Pooled Investment Vehicles           1           $ 74.5 million          None                   None
Other Accounts                            34           $  1.3 billion          None                   None


Material Conflicts Related to Management of Similar Accounts: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.


Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.


A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

AS OF DECEMBER 31, 2005, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER          IN ULTRA SERIES FUND          SECURITIES IN FUND COMPLEX (1)
-------------------------   ---------------------------------   --------------------------------
John R. Reinsberg                          None                               None
Gabrielle M. Boyle                         None                               None
Michael Powers                             None                               None
Michael A. Bennett                         None                               None
Michael G. Fry                             None                               None
James McDonald                             None                               None
Brian Pessin                               None                               None


(1) Fund Complex includes the Trust and the MEMBERS Mutual Funds, consisting of 9 portfolios.

TRANSFER AGENT

CUNA Mutual Life Insurance Company ("CUNA Mutual"), 2000 Heritage Way, Waverly IA 50677, is the transfer agent for the Trust. As transfer agent, CUNA Mutual maintains the shareholder records and reports.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the custodian for the securities and cash of the Trust. The custodian holds for the Trust all securities and cash owned by the Trust, and receives for the Trust all payments of income, payments of principal or capital distributions with respect to securities owned by the Trust. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the Trust uses automated instructions and a cash data entry system to transfer monies to and from the Trust's account at the custodian.

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES

As described in the Prospectus, the Trust does not offer its shares directly with the public. Shares of the Trust are currently issued and redeemed through CUNA Brokerage Services, Inc. ("CBSI"), pursuant to a Distribution Agreement between the Trust and CBSI. CBSI's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705. CBSI is an affiliate of

MEMBERS Capital Advisors, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.

Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

CBSI has not received underwriting commissions from the Trust for any of the last three fiscal years.

The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust's most recent fiscal year:

                                NET UNDERWRITING   COMPENSATION ON
                                  DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
NAME OF PRINCIPAL UNDERWRITER      COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.         None               None            None          None


PROXY VOTING POLICIES, PROCEDURES AND RECORDS



The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors and the applicable subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds' shareholders and (2) MEMBERS Capital Advisors, the funds' subadvisers (if any) and CUNA Brokerage Services, Inc. ("CBSI"), the Trust's principal underwriter.



Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period are available to shareholders at no cost on the SEC's website at WWW.SEC.GOV.


SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders, variable contract owners, and plan participants. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds' portfolio holdings is in the best interest of the funds' shareholders, variable contract owners, and plan participants in the manner described below. Various non-fund advisory clients of MEMBERS Capital Advisors, Inc. ("MCA") may hold portfolio securities substantially similar to those held by the funds. Although MCA has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients' portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds' portfolio holdings.

The funds' portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners and plan participants within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds' portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds' first and third fiscal quarters and are available to any interested person.

The funds' portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders, variable contract owners, and plan participants, and those of the funds' affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if: (1) done to further the interests of the funds or (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist MCA in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and MCA. However, selective disclosures should not be made for the benefit of MCA or its affiliates without also considering whether the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.

Currently, the funds' portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MCA or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds' portfolio holdings.


Each fund's top ten holdings are made public by publication on the Trust's website on a quarterly basis, 15 days after the end of the quarter.



The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.



The portfolio holdings information of those investment portfolios of the Funds that only invest in fixed-income securities may, at the discretion of MCA or any applicable subadviser, provide month-end portfolio holdings information to broker-dealers with a three or four day lag. Such information will only be provided to those broker-dealers that enter into a form of a confidentiality agreement that has been approved by the Trust's CCO.


The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds' custodians, auditors, investment advisers, administrator, and each of their respective affiliates and advisers. Wellington Management discloses portfolio holdings to the following providers: Brown Brothers Harriman & Co. - corporate actions coordination and trade confirmations (daily); FactSet Research Systems, Inc.-analytics (daily); Investment Technology Group - analytics (weekly); and ADP (formerly IRRC - proxy voting (daily)).


Any exceptions to the above disclosure rules must be pre-approved by the Trust's CCO. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the funds' policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.


CODES OF ETHICS


The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MEMBERS Capital Advisors, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MEMBERS Capital Advisors and each of the funds' subadvisers have adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.



In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust. Specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any fund may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics.

BROKERAGE


MEMBERS Capital Advisors and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution and other services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bid and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.


With respect to the ALLOCATION FUNDS, shares of underlying funds, except for exchange traded funds ("ETFs"), will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The ALLOCATION FUNDS will not incur any commissions or sales charges when they purchase sales of the underlying funds, except for ETFs, since they are traded on a securities exchange.


In effecting transactions in portfolio securities, MEMBERS Capital Advisors and the Subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MEMBERS Capital Advisors and the Subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MEMBERS Capital Advisors and the Subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MEMBERS Capital Advisors or a Subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MEMBERS Capital Advisors and the Subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, the research and brokerage services may be provided by third-parties and are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MEMBERS Capital Advisors and the Subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors and the Subadvisers. Such services are used by MEMBERS Capital Advisors and the Subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MEMBERS Capital Advisors and the Subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or the Subadvisers' other clients.

Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services. Such transactions include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MEMBERS Capital Advisors or the Subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.


On occasions when MEMBERS Capital Advisors or a Subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MEMBERS Capital Advisors, the Subadviser or an affiliate acts as investment adviser), MEMBERS Capital Advisors or the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favourable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MEMBERS Capital Advisors or a Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MEMBERS Capital Advisors and the subadvisers have established various policies and procedures that assure equitable treatment of all accounts.


The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.

The Trust paid the following amounts in brokerage commissions for the fiscal years ended December 31:


FUND                              2005       2004       2003
----                            --------   --------   --------
Money Market Fund               $     --   $     --   $     --
Bond Fund                       $     --   $     --   $     --
Balanced Fund                   $283,361   $ 91,381   $139,213
Large Cap Value Fund            $308,463   $281,235   $383,007
Large Cap Growth Fund           $457,824   $291,086   $489,621
High Income Fund                $  6,800   $  2,554   $     33
Mid Cap Growth Fund             $502,014   $605,448   $653,440
Mid Cap Value Fund              $152,591   $117,500   $109,128
International Stock Fund        $150,772   $119,889   $ 60,860
Global Securities Fund          $ 31,016   $ 20,868   $ 31,009
Conservative Allocation Fund*         --         --         --
Moderate Allocation Fund*             --         --         --
Aggressive Allocation Fund*           --         --         --



* The fund will not begin operations until later in 2006 therefore no brokerage commissions were incurred for fiscal years 2003, 2004 and 2005.



During the fiscal year ended December 31, 2005, the Trust paid $800,124 in brokerage commissions to firms for providing research services involving approximately $733,344,865 of transactions. The provision of research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.





SHARES OF THE TRUST

SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the 13 funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized one class of shares of the fund, designated as Class Z. Additional classes of shares may be offered in the future.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares (if more than one class of shares is available) will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to a class of shares will be borne exclusively by that class; (ii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on the share class purchased.


In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY


All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.


VOTING RIGHTS


Pursuant to current interpretations of the Act, the Company will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CUNA Mutual Group will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or Class, except for matters concerning only a series or Class. Certain matters approved by a vote of the shareholders of the Trust may not be binding on a series or Class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or Class which are not identical with the interests of all other series and Classes such as a change in investment policy, approval of the Investment Adviser or a material change in the distribution plan and failure by the holders of a majority of the outstanding voting securities of the series or Class to approve the matter. The holder of each share of each series or Class of stock of the Trust shall be entitled to one vote for each full dollar of NAV and a fractional vote for each fractional dollar of NAV attributed to the shareholder.



The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees have the power to alter the number and the terms of office of the Trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the Trustees have been elected by the shareholders of the Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the outstanding shares (by NAV) and the Declaration of Trust sets out procedures to be followed.


CONFLICTS OF INTEREST

Because shares of the Trust are sold to the CUNA Mutual Group separate accounts, qualified retirement plans sponsored by CUNA Mutual Group, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of:
(1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Trust does not currently foresee any disadvantage to one category of investors vis-a-vis another arising from the fact that the Trust's shares support different types of variable insurance contracts. However, the Trust's

Board of Trustees will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Trust held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

MONEY MARKET FUND


The Trustees have determined that the best method currently available for determining the NAV for the MONEY MARKET FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining and NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the MONEY MARKET FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the MONEY MARKET FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the MONEY MARKET FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.


It is the normal practice of the MONEY MARKET FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the MONEY MARKET FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the MONEY MARKET FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the MONEY MARKET FUND will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION


Securities and other investments are valued as follows. Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (NOCP)). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.


Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' option, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.


A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.


DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income and realized capital gains as follows:

(i) Dividends on the MONEY MARKET will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

(ii) Dividends of ordinary income, if any, from the BOND FUND, HIGH INCOME, BALANCED FUND, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP VALUE, GLOBAL SECURITIES, INTERNATIONAL STOCK, CONSERVATIVE ALLOCATION, MODERATE ALLOCATION, and AGGRESSIVE ALLOCATION FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

(iii) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership";

and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a fund, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. The funds are therefore not subject to the excise tax.

Section 817(h) Diversification Requirements

Each fund also intends to comply with Section 817(h) of the Code and the regulations issued there under, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued there under. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     - no more than 55% of a fund's total assets may be represented by any one investment

     -    no more than 70% by any two investments

     -    no more than 80% by any three investments

     -    no more than 90% by any four investments

Section 817(h) also provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a fund fails to qualify as a regulated investment company, or otherwise fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations there under, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the funds' investment advisers and subadvisers and each fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2005, the following funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations there under, a fund may carry forward such capital losses to offset realized capital gains in future years.


                                CARRYOVER    CARRYOVER    CARRYOVER    CARRYOVER    CARRYOVER    CARRYOVER    CARRYOVER
                               EXPIRING IN  EXPIRING IN  EXPIRING IN  EXPIRING IN  EXPIRING IN  EXPIRING IN  EXPIRING IN
                                   2007         2008         2009         2010         2011         2012         2013
                               -----------  -----------  -----------  -----------  -----------  -----------  -----------
Bond Fund                        $235,991    $7,577,224      $--       $1,857,702  $   104,606   $1,560,242   $1,445,891
High Income Fund                       --            --       --          127,582           --           --      147,682
Balanced Fund                          --            --       --               --    2,061,005           --           --
Large Cap Value Fund                   --            --       --               --    1,844,912      918,038           --
Large Cap Growth Fund                  --            --       --        2,145,414   58,744,910           --           --
Mid Cap Value Fund                     --            --       --               --           --           --           --
Mid Cap Growth Fund                    --            --       --               --           --           --           --
Global Securities Fund                 --            --       --               --           --           --           --
International Stock Fund               --            --       --               --           --           --
Conservative Allocation Fund*          --            --       --               --           --           --           --
Moderate Allocation Fund*              --            --       --               --           --           --           --
Aggressive Allocation Fund*            --            --       --               --           --           --           --



* The fund will not begin operations until later in 2006 therefore no capital loss carryforward is available for the fund as of December 31, 2005.



Investments in Foreign Securities



Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund's assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.


If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each Fund's books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

CONTRACT OWNER TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a fund generally are not subject to federal income tax on fund earnings or distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's Board of Directors engaged Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60601, to perform the 2005 annual audits of the Funds.


FINANCIAL STATEMENTS


The Funds' audited financial statements, including the portfolios of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the Fund's 2005 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing or calling the CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677; 1-800-798-5500.

          APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
                                ULTRA SERIES FUND


Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser: Shenkman Capital Management, Inc. ("SCM") in the case of the High Income Fund, Wellington Management Company, LLP ("Wellington Management") in the case of the Mid Cap Value and Mid Cap Growth Funds, OppenheimerFunds, Inc. ("Oppenheimer") in the case of the Global Securities Fund and Lazard Asset Management LLC ("Lazard") in the case of the International Stock Fund.


A summary of the proxy voting policies and procedures for MCA, SCM, Wellington Management, Oppenheimer and Lazard are found below and collectively constitutes the proxy voting policies and procedures of the Ultra Series Fund effective as of February 28, 2006.


OVERVIEW

Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the Fund, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict those of the Fund, and any conflict of interest will be resolved in the interest of the Fund.


MCA intends to vote proxies on behalf of the fund in the manner designated in its Proxy Guidelines. Where subadvisory relationships exist with respect to fund assets, MCA currently intends to delegate its voting responsibilities such that subadvisers will vote such proxies in accordance with their own proxy voting policies and procedures. However, MCA reserves the right to reassume the responsibility of voting proxies relative to any sub-advised account. MCA will separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any subadviser to whom it has delegated such duties in accordance herewith.


In addition, although MCA reviews proxies on a case-by-case basis, it has retained Institutional Shareholder Services, Inc. ("ISS") to conduct proxy voting on MCA's behalf according to its Proxy Voting Guideline Summary ("ISS Guidelines"). To promote consistency in voting on the same or similar issues across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general MCA will give strong consideration to the ISS Guidelines in determining particular proxy votes. MCA anticipates that generally, proxies will be voted in accordance with the recommendations set forth in the ISS Guidelines. However, MCA reserves the right in all cases to substitute its own recommendation for the recommendation of ISS. MCA has a process to ensure that proxy vote recommendations contrary to ISS Guidelines are handled in a manner consistent with MCA's fiduciary obligations to its clients.

MCA will generally strive for consistency in the application of its Proxy Guidelines. However, the Proxy Guidelines referenced herein, and the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to its Proxy Guidelines, such as when it becomes aware of proxy items that may be company-specific or of a non-routine nature and that may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

CERTAIN VOTING CONSIDERATIONS

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in what it believes is the shareholders' best interests. Thus, there may be, in MCA's view, certain circumstances under which it may be appropriate to vote against a particular issuer's management's recommendations.

As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals that may result in different voting positions being taken with respect to different proxy statements. MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.


MONITORING SYSTEM


MCA has established a process for monitoring the proxy voting process to ensure that it is followed in accordance with its Proxy Guidelines, which process is described more fully therein.





CONFLICTS


Occasions may arise when a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. Conflicts of interest will be resolved in the interest of the investments on behalf of the fund. Any individual with knowledge of a personal conflict of interest relating to a particular item shall disclose that conflict to MCA and shall otherwise remove him or herself from the proxy voting process. In such circumstance, MCA has established a process, more fully described in its Proxy Guidelines, to allow it to determine whether a conflict of interest in fact exists, a process for resolution of conflicts, and a reporting process covering the resolution of the conflict or potential conflict. In the case of a conflict, conflicts reports prepared by MCA designated personnel will include written confirmation that recommendations were made solely on the investment merits and without regard to any other consideration. The above processes are more fully described in MCA's Proxy Guidelines.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse; implement or renew a dead-hand or modified dead-hand poison pill; ignore a shareholder proposal that is approved by a majority of the shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; failed to act on takeover offers where the majority of the shareholders tendered their shares; are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees; are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and only if the director's legal expenses would be covered.


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ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: Designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS




APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following: Dilution to existing shareholders' position; terms of the offer; financial issues; management's efforts to pursue other alternatives; control issues; conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: The reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model; adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure; conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review:
Dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes; changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION




CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: it is intended for financing purposes with minimal or no dilution to current shareholders; it is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


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RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: Adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index); cash compensation; and categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: historic trading patterns; rationale for the repricing; value-for-value exchange; option vesting; term of the option; exercise price; participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: purchase price is at least 85 percent of fair market value; offering period is 27 months or less; and potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply: purchase price is less than 85 percent of fair market value; or offering period is greater than 27 months; or VPD is greater than ten percent.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


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SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY




Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account: Whether the proposal mandates that all awards be performance-based; whether the proposal extends beyond executive awards to those of lower-ranking employees; whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: the parachute should be less attractive than an ongoing employment opportunity with the firm; the triggering mechanism should be beyond the control of management; the amount should not exceed three times base salary plus guaranteed benefits.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products); the availability and feasibility of alternatives to animal testing to ensure product safety; and the degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance; the company's standards are comparable to or better than those of peer firms; and there are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region; whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness; the extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending; whether the company already limits price increases of its products; whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; the extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS




Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: the costs and feasibility of labeling and/or phasing out; the nature of the company's business and the proportion of it affected by the proposal; the proportion of company sales in markets requiring labeling or GMO-free products; the extent that peer companies label or have eliminated GMOs; competitive benefits, such as expected increases in consumer demand for the company's products; the risks of misleading consumers without federally mandated, standardized labeling; alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution; the extent that peer companies have eliminated GMOs; the extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs; the percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; whether the company has adequately disclosed the financial risks of its subprime business; whether the company has been subject to violations of lending laws or serious lending controversies; peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:




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Second-hand smoke: Whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; the risk of any health-related liabilities.

Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected; the economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses: the percentage of the company's business affected; the feasibility of a spinoff; potential future liabilities related to the company's tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and the current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account: The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; environmentally conscious practices of peer companies, including endorsement of CERES; costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if: The company's level of disclosure lags that of its competitors, or the company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are recycling; the timetable prescribed by the proposal; the costs and methods of implementation; whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are switching from fossil fuels to cleaner sources; the timetable and specific action prescribed by the proposal; the costs of implementation; the company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: The relevance of the issue to be linked to pay; the degree that social performance is already included in the company's pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee; current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS




Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.




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Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless: There are serious controversies surrounding the company's China operations, and the company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country; the company's workplace code of conduct; proprietary and confidential information involved; company compliance with U.S. regulations on investing in the country; level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; agreements with foreign suppliers to meet certain workplace standards; whether company and vendor facilities are monitored and how; company participation in fair labor organizations; type of business; proportion of business conducted overseas; countries of operation with known human rights abuses; whether the company has been recently involved in significant labor and human rights controversies or violations; peer company standards and practices; union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations: he company has no recent human rights controversies or violations, or the company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: Company compliance with or violations of the Fair Employment Act of 1989; company antidiscrimination policies that already exceed the legal requirements; the cost and feasibility of adopting all nine principles; the cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles); the potential for charges of reverse discrimination; the potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted; the level of the company's investment in Northern Ireland; the number of company employees in Northern Ireland; the degree that industry peers have adopted the MacBride Principles; applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: whether the company has in the past manufactured landmine components; whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: What weapons classifications the proponent views as cluster bombs; whether the company currently or in the past has manufactured cluster bombs or their components; the percentage of revenue derived from cluster bomb manufacture; whether the company's peers have renounced future production.

NUCLEAR WEAPONS


Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: The information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless: The board composition is reasonably inclusive in relation to companies of similar size and business or; the board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: The degree of board diversity; comparison with peer companies; established process for improving board diversity; existence of independent nominating committee; use of outside search firm; history of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: The company has well-documented equal opportunity programs; the company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive; the company has well-documented programs addressing diversity initiatives and leadership development; the


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company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws; whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees; the industry norm for including sexual orientation in EEO statements; existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: Board structure; director independence and qualifications; attendance at board and committee meetings.

Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent; ignore a shareholder proposal that is approved by a majority of shares outstanding; iIgnore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: Past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism, board activity; votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: Past performance relative to its peers; market in which fund invests; measures taken by the board to address the issues; past shareholder activism, board activity, and votes on related proposals; strategy of the incumbents versus the dissidents; independence of directors; experience and skills of director candidates; governance profile of the company; evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: Proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance compared to peers; resulting fees relative to peers; assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: Stated specific financing purpose; possible dilution for common shares; whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments; the reasons given by the fund for the change; the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: Political/economic changes in the target market; consolidation in the target market; current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: Potential competitiveness; current and potential returns; risk of concentration; consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Strategies employed to salvage the company; the fund's past performance; terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT


Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; the state of incorporation; regulatory standards and implications.


Vote AGAINST any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; removal of shareholder approval requirement for amendments to the new declaration of trust; removal of shareholder approval requirement to amend the fund's management


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contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; removal of shareholder approval requirement to engage in and terminate subadvisory arrangements' removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: Regulations of both states; required fundamental policies of both states; increased flexibility available.


AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL


Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Fees charged to comparably sized funds with similar objectives; the proposed distributor's reputation and past performance; the competitiveness of the fund in the industry; terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: Resulting fee structure; performance of both funds; continuity of management personnel; changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: Performance of the fund's NAV; the fund's history of shareholder relations; the performance of other funds under the advisor's management.

                        SHENKMAN CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

SHENKMAN CAPITAL MANAGEMENT, INC. ("SCM") has adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by investment companies and separate accounts for which SCM serves as investment adviser and has the power to vote proxies.

These policies and procedures include:

     -    Proxy Voting Procedures

     -    Voting Guidelines

     -    Conflicts of Interest

     -    Recordkeeping

It is SCM's policy to vote proxies in the best interests of its clients. SCM is generally provided with proxy voting materials from the respective custodians for its client accounts. SCM reviews all proxy solicitation materials it receives concerning securities held in a client account and evaluates all such information. SCM may seek additional information from the party soliciting the proxy and independent corroboration of such information when SCM considers it appropriate and when it is reasonably available. In the absence of specific voting guidelines from the client, SCM votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Generally, SCM votes "FOR" a proposal when SCM believes that the proposal serves the best interests of the particular client account, and votes "AGAINST" a proposal if it believes that the proposal is not in the best interests of the account. When making a determination as to whether a proxy is in the best interests of a client, SCM considers, among other things, whether the proposal:
(i) has a positive or adverse economic effect on shareholder value; (ii) poses a threat to existing shareholder rights; (iii) causes dilution of existing shares that is or is not warranted by the benefits of the proposal; and (iv) limits or impairs the accountability to shareholders on the part of management or the board of directors. SCM generally abstains from voting proxies when it believes it is appropriate, such as when a proposal does not have a material effect on the investment strategy pursued for the client account.

If SCM determines that its proxy voting policy does not adequately address a potential or actual material conflict of interest, it provides the affected client with copies of all proxy solicitation materials received by it and notifies the client of the actual or potential conflict of interest and of SCM's intended response to the proxy request. SCM then requests that the client consent to SCM's intended response to the proxy request. If SCM receives client consent, it responds to the proxy request as previously disclosed. If a client does not consent to SCM's intended response, SCM responds to the proxy request as otherwise directed by the client.


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                           LAZARD ASSET MANAGEMENT LLC
                              PROXY VOTING POLICIES

A. Introduction

As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration and Implementation of Proxy Voting Process

Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard generally defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS's recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

E. How to Obtain Information

A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.


Dated as of May 1, 2005



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                       WELLINGTON MANAGEMENT COMPANY, LLP
                          PROXY POLICIES AND PROCEDURES

INTRODUCTION

Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client's written request.

     2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

     3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
     4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
     6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.
     7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8. Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Global Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.


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PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated January 18, 2006


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


                       WELLINGTON MANAGEMENT COMPANY, LLP



                       PROXY VOTING GUIDELINES - EXHIBIT A



INTRODUCTION



Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.



These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.



Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.



VOTING GUIDELINES   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
-----------------   ----------------------------------------------
                    -    Election of Directors:                                    Case-by-Case
                         Wellington Management Company believes that
                         shareholders' ability to elect directors annually is
                         the most important right shareholders have. We
                         generally support management nominees, but will
                         withhold votes from any director who is demonstrated to
                         have acted contrary to the best economic interest of
                         shareholders. We may withhold votes from directors who
                         failed to implement shareholder proposals that received
                         majority support, implemented dead-hand or no-hand
                         poison pills, or failed to attend at least 75% of
                         scheduled board meetings.
                    -    Classify Board of Directors:                              Against
                         We will also vote in favor of shareholder proposals
                         seeking to declassify boards.
                    -    Adopt Director Tenure/Retirement Age (SP):                Against
                    -    Minimum Stock Ownership by Directors (SP):                Case-by-Case
                    -    Adopt Director & Officer Indemnification:                 For
                         We generally support director and officer
                         indemnification as critical to the attraction and
                         retention of qualified candidates to the board. Such
                         proposals must incorporate the duty of care.
                    -    Allow Special Interest Representation to Board (SP):      Against
                    -    Require Board Independence:                               For
                         Wellington Management Company, LLP believes that, in
                         the absence of a compelling counter-argument, at least
                         65% of a board should be comprised of independent
                         directors. Our support for this level of independence
                         may include withholding approval for non-independent
                         directors, as well as votes in support of shareholder
                         proposals calling for independence.
                    -    Require Key Board Committees to be Independent.
                         Key board committees are the Nominating, Audit, and
                         Compensation Committees.                                  For
                    -    Require a Separation of Chair and CEO or Require a Lead
                         Director:                                                 Case-by-Case
                    -    Approve Directors' Fees:                                  For
                    -    Approve Bonuses for Retiring Directors:                   Case-by-Case
                    -    Elect Supervisory Board/Corporate Assembly:               For
                    -    Elect/Establish Board Committee:                          For
                    -    Adopt Shareholder Access/Majority Vote on Election of
                         Directors (SP):                                           Case-by-Case

                    MANAGEMENT COMPENSATION
                    -    Adopt/Amend Stock Option Plans:                           Case-by-Case
                    -    Adopt/Amend Employee Stock Purchase Plans:                For
                    -    Approve/Amend Bonus Plans:                                Case-by-Case
                    -    Approve Remuneration Policy:                              Case-by-Case
                    -    Exchange Underwater Options:                              Case-by-Case
                         Wellington Management may support value-neutral
                         exchanges in which senior management is ineligible to
                         participate.
                    -    Eliminate or Limit Severance Agreements (Golden
                         Parachutes):                                              Case-by-Case
                         We will oppose excessively generous arrangements, but
                         may support agreements structured to encourage
                         management to negotiate in shareholders' best economic
                         interest.
                    -    Shareholder Approval of Future Severance Agreements
                         Covering Senior Executives (SP):                          For
                    -    Expense Future Stock Options (SP):                        For
                    -    Shareholder Approval of All Stock Option Plans (SP):      For
                    -    Require Senior Executives to Own and Hold Company
                         Stock, not including Options (SP):                        Case-by-Case
                    -    Disclose All Executive Compensation (SP):                 For

                    REPORTING OF RESULTS
                    -    Approve Financial Statements:                             For
                    -    Set Dividends and Allocate Profits:                       For
                    -    Limit Non-Audit Services Provided by Auditors (SP):       Case-by-Case
                         We follow the guidelines established by the Public
                         Company Accounting Oversight Board regarding
                         permissible levels of non-audit fees payable to
                         auditors.

                    -    Ratify Selection of Auditors and Set Their Fees:
                         Wellington Management will generally support
                         management's choice of auditors, unless the auditors
                         have demonstrated failure to act in shareholders'
                         economic interest.
                    -    Elect Statutory Auditors:                                 Case-by-Case
                    -    Shareholder Approval of Auditors (SP):                    For

                    SHAREHOLDER VOTING RIGHTS
                    -    Adopt Cumulative Voting (SP):                             Against
                    -    Vote on or Redeem Poison Pill (SP):                       For
                    -    Authorize Blank Check Preferred Stock:                    Against
                    -    Eliminate Right to Call a Special Meeting:                Against
                    -    Increase Supermajority Vote Requirement:                  Against
                    -    Adopt Anti-Greenmail Provision:                           For
                    -    Adopt Confidential Voting (SP):                           Case-by-Case
                         We require such proposals to include a provision to
                         suspend confidential voting during contested elections
                         so that management is not subject to constraints that
                         do not apply to dissidents.
                    -    Approve Unequal Voting Rights:                            Against
                    -    Remove Right to Act by Written Consent:                   Against
                    -    Approve Binding Shareholder Proposals:                    Case-by-Case

                    CAPITAL STRUCTURE
                    -    Increase Authorized Common Stock:                         Case-by-Case
                    -    Approve Merger or Acquisition:                            Case-by-Case
                    -    Approve Technical Amendments to Charter:                  Case-by-Case
                    -    Opt Out of State Takeover Statutes:                       For
                    -    Authorize Share Repurchase:                               For
                    -    Authorize Trade in Company Stock:                         For
                    -    Approve Stock Splits:                                     Case-by-Case
                         We approve stock splits and reverse stock splits that
                         preserve the level of authorized, but unissued shares.
                    -    Approve Recapitalization/Restructuring:                   Case-by-Case
                    -    Issue Stock with or without Preemptive Rights:            For
                    -    Issue Debt Instruments:                                   Case-by-Case

                    SOCIAL ISSUES
                    -    Endorse the Ceres Principles (SP):                        Case-by-Case
                    -    Disclose Political and PAC Gifts (SP):                    Case-by-Case
                         Wellington Management generally does not support
                         imposition of disclosure requirements on management of
                         companies in excess of regulatory requirements.
                    -    Require Adoption of International Labor Organization's
                         Fair Labor Principles (SP):                               Case-by-Case
                    -    Report on Sustainability (SP):                            Case-by-Case

                    MISCELLANEOUS
                    -    Approve Other Business:                                   Against
                    -    Approve Reincorporation:                                  Case-by-Case
                    -    Approve Third-Party Transactions:                         Case-by-Case


Dated January 18, 2006


                             OPPENHEIMERFUNDS, INC.





                PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES


These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.   FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its


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

interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   PROXY VOTING COMMITTEE

OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.   ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

     1. FIDUCIARY DUTY AND OBJECTIVE

     As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

     In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2. PROXY VOTING AGENT

     On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

     In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3. MATERIAL CONFLICTS OF INTEREST

     OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

     - OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

     - an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

     - a company that is a significant selling agent of OFI's products and services solicits proxies;

     - OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

     - OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

     OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

     - If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);


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

     - If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

     - If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4. CERTAIN FOREIGN SECURITIES

     Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5. SECURITIES LENDING PROGRAMS

     The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

     If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

     Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   FUND BOARD REPORTS AND RECORDKEEPING

OFI will prepare periodic reports for submission to the Board describing:

     - any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

     - any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

     -    these Policies and Procedures, as amended from time to time;

     - Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

     - Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

     - Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   AMENDMENTS TO THESE PROCEDURES

In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   PROXY VOTING GUIDELINES

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.


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

                                   APPENDIX A

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES

1.   OPERATIONAL ITEMS

     1.1  Amend Quorum Requirements.

          - Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.

          - Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

     1.3  Change Company Name.

          -    Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.

          - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

          - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.

          - Vote AGAINST proposals to approve other business when it appears as voting item.

     AUDITORS

     1.6  Ratifying Auditors

          - Vote FOR Proposals to ratify auditors, unless any of the following apply:

               - An auditor has a financial interest in or association with the company, and is therefore not independent.

               -    Fees for non-audit services are excessive.

               - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          - Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

          - Vote AGAINST shareholder proposals asking for audit firm rotation.

          - Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

          - Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees

          - Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

               -    Composition of the board and key board committees

               -    Attendance at board meetings

               -    Corporate governance provisions and takeover activity

               -    Long-term company performance relative to a market index

               -    Directors' investment in the company

               -    Whether the chairman is also serving as CEO

               -    Whether a retired CEO sits on the board

          - WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

               - Attend less than 75% of the board and committee meetings without a valid excuse.

               - Implement or renew a dead-hand or modified dead-hand poison pill

               - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

               - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

               - Failed to act on takeover offers where the majority of the shareholders tendered their shares.

               - Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

               - Are audit committee members; and the non-audit fees paid to the auditor are excessive.

               - Enacted egregious corporate governance policies or failed to replace management as appropriate.

               - Are inside directors or affiliated outside directors; and the full board is less than majority independent.

               - Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

               -    Sit on more than six public company boards.

          - Additionally, the following should result in votes being WITHHELD (except from new nominees):

               - If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

               - If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size

          - Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

          - Vote FOR proposals seeking to fix the board size or designate a range for the board size.

          - Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board

          -    Vote AGAINST proposals to classify the board.

          - Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.


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

     2.4  Cumulative Voting

          -    Vote FOR proposal to eliminate cumulative voting.

     2.5  Require Majority Vote for Approval of Directors

          - Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection

          - Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

          - Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

          - Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

          - Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

               - The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

               -    Only if the director's legal expenses would be covered.

     2.7  Establish/Amend Nominee Qualifications

          - Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

          - Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

          - Vote AGAINST shareholder proposals requiring two candidates per board seat.

     2.8  Filling Vacancies/Removal of Directors.

          - Vote AGAINST proposals that provide that directors may be removed only for cause.

          - Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          - Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     2.9  Independent Chairman (Separate Chairman/CEO)

          - Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

               - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

               -    Two-thirds independent board

               -    All-independent key committees

               -    Established governance guidelines

               - The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees

          - Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

          - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access

          - Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements

          - Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

          - Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits

          - Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections

          - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

               - Long-term financial performance of the target company relative to its industry

               -    Management's track record

               -    Background to the proxy contest

               -    Qualifications of director nominees (both slates)

               - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

               -    Stock ownership position

     3.2  Reimbursing Proxy Solicitation Expenses

          - Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

     3.3  Confidential Voting

          - Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.


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          -    If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.

          - Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent

          - Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

          - Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

     4.3  Poison Pills

          - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

          - Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          - Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

          - Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

     4.4  Shareholder Ability to Act by Written Consent

          - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

          - Vote FOR proposals to allow or make easier shareholder action by written consent.

     4.5  Shareholder Ability to Call Special Meetings

          - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

          - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee

          -    Vote WITH Management

     4.7  Supermajority Vote Requirements

          - Vote AGAINST proposals to require a supermajority shareholder vote.

          -    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights

          - Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

     5.2  Asset Purchases

          - Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

               -    Purchase price

               -    Fairness opinion

               -    Financial and strategic benefits

               -    How the deal was negotiated

               -    Conflicts of interest

               -    Other alternatives for the business

               -    Non-completion risk

     5.3  Asset Sales

          - Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

               -    Impact on the balance sheet/working capital

               -    Potential elimination of diseconomies

               -    Anticipated financial and operating benefits

               -    Anticipated use of funds

               -    Value received for the asset

               -    Fairness opinion

               -    How the deal was negotiated

               -    Conflicts of interest

     5.4  Bundled Proposals

          - Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     5.5  Conversion of Securities

          - Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

          - Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue other alternatives

               -    Control issues

               -    Conflicts of interest

          - Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company


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          -    Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

               -    The reasons for the change

               -    Any financial or tax benefits

               -    Regulatory benefits

               -    Increases in capital structure

               - Changes to the articles of incorporation or bylaws of the company.

          - Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

               - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

               -    Adverse changes in shareholder rights.

     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)

          - Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

               -    Offer price/premium

               -    Fairness opinion

               -    How the deal was negotiated

               -    Conflicts of interests

               -    Other alternatives/offers considered

               -    Non-completion risk

     5.9  Joint Venture

          - Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

               -    Percentage of assets/business contributed

               -    Percentage of ownership

               -    Financial and strategic benefits

               -    Governance structure

               -    Conflicts of interest

               -    Other alternatives

               -    Non-completion risk

     5.10 Liquidations

          - Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          - Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

     - Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

               - Prospects of the combined company, anticipated financial and operating benefits

               -    Offer price (premium or discount)

               -    Fairness opinion

               -    How the deal was negotiated

               -    Changes in corporate governance

               -    Change in the capital structure

               -    Conflicts of interest

     5.12 Private Placements/Warrants/Convertible Debenture

          - Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue other alternatives

               -    Control issues

               -    Conflicts of interest

     5.13 Spinoffs

     - Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

               -    Tax and regulatory advantages

               -    Planned use of the sale proceeds

               -    Valuation of spinoff - Fairness opinion

               -    Benefits to the parent company

               -    Conflicts of interest

               -    Managerial incentives

               -    Corporate governance changes

               -    Changes in the capital structure

     5.14 Value Maximization Proposals

          - Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control

          - Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions


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          -    Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

          - Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

          - Vote FOR proposals to restore voting rights to the control shares.

     6.2  Control Share Cashout Provisions

          -    Vote FOR proposals to opt out of control share cashout statutes.

     6.3  Disgorgement Provisions

          -    Vote FOR proposals to opt out of state disgorgement provisions.

     6.4  Fair Price Provisions

          - Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

          - Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions

          -    Vote FOR proposals to opt out of state freezeout provisions.

     6.6  Greenmail

          - Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          - Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals

          - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

          - Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     6.8  Stakeholder Provisions

          - Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes

          - Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock

          - Vote FOR management proposals to reduce the par value of common stock.

     7.2  Common Stock Authorization

          - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

          - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

          - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock

          - Vote AGAINST proposals to create a new class of common stock with superior voting rights.

          - Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

               - It is intended for financing purposes with minimal or no dilution to current shareholders

               - It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan

          - Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     7.5  Preemptive Rights

          - Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock

          - Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

          - Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

          - Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

          - Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

          - Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          - Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)

          - OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

               In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.


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     7.8  Recapitalization

          - Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

               -    More simplified capital structure

               -    Enhanced liquidity

               -    Fairness of conversion terms

               -    Impact on voting power and dividends

               -    Reasons for the reclassification

               -    Conflicts of interest

               -    Other alternatives considered

     7.9  Reverse Stock Splits

          - Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

          - Vote FOR management proposals to implement a reverse stock split to avoid delisting.

          - Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs

          - Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     7.11 Stock Distributions: Splits and Dividends

          - Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock

          - Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans

          -    Vote compensation proposals on a CASE-BY-CASE basis.

          - In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

          - Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

     8.2  Director Compensation

               Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     8.3  Bonus for Retiring Director

          - Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

     8.4  Cash Bonus Plan

          - Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash

          - Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

               In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

          - Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

          - Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

          -    Vote FOR plans which do not

     8.6  Director Retirement Plans

          - Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

          - Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options

          - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

               -    Historic trading patterns

               -    Rationale for the repricing

               -    Value-for-value exchange

               -    Option vesting

               -    Term of the option

               -    Exercise price

               -    Participation

     8.8  Employee Stock Purchase Plans

          - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.


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          -    Votes FOR employee stock purchase plans where ALL of the
               following apply:

               -    Purchase price is at least 85% of fair market value

               -    Offering period is 27 months or less

               - The number of shares allocated to the plan is 10% or less of the outstanding shares

          - Votes AGAINST employee stock purchase plans where any of the following apply:

               -    Purchase price is at least 85% of fair market value

               -    Offering period is greater than 27 months

               - The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

          - Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

          - Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

          - Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
               Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

          - Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

          8.10 Employee Stock Ownership Plans (ESOPs)

          - Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

          -    Vote WITH MANAGEMENT

     8.12 401(k) Employee Benefit Plans

          - Vote FOR proposals to implement a 401(k) savings plan for employees.

     8.13 Shareholder Proposals Regarding Executive and Director Pay

          - Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

          - Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

          - Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

          - Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

     8.14 Performance-Based Stock Options

          - Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

               - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

               - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements

          - Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

          - Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

               - The parachute should be less attractive than an ongoing employment opportunity with the firm

               - The triggering mechanism should be beyond the control management

               - The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting

          - Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)

          - Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.



December 5, 2005



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                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits:

     (a) Amended and Restated Declaration of Trust. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

          1. Amended and Restated Declaration of Trust. Incorporated herein by reference to post-effective amendment number 33 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 28, 2005.

     (b) Amended and Restated Bylaws. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

     (c)  Not Applicable.

     (d)  1.   Management Agreement effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 19 to this Form
               N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

          2. Amendment No. 1 to Management Agreement effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

          3. Amendment No. 2 to Management Agreement effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

          4.   a.   Investment Sub-Advisory Agreement Between MEMBERS Capital
                    Advisors, Inc. (f/k/a CIMCO Inc.) and Wellington Management
                    Company LLP effective May 1, 2000. Incorporated herein by reference to post-effective amendment number 24 to this Form
                    N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000. Form of Amendment No. 3 to
                    Investment Subadvisory Agreement effective May 1, 2002.

               b. Letter amendment between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective September 21, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

               c. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. and Wellington Management Company LLP effective May 1, 2002. Incorporated herein by reference to post-effective amendment number 29 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 25, 2002.

          5. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and Lazard Asset Management effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

          6. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and Massachusetts Financial Services effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

               (i) Termination Letter effective February 28, 2004 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on April 28, 2005.

          7. Letter terminating Investment Sub-Advisory Agreement as it relates to the Emerging Growth Fund dated April 2, 2002. Incorporated herein by reference to post-effective amendment number 29 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 25, 2002.

          8. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. and Oppenheimer Funds, Inc. effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          9. Servicing Agreement between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and CUNA Mutual Insurance Society effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          10. Letter terminating Servicing Agreement between MEMBERS Capital Advisors, Inc. and CUNA Mutual Insurance Society effective June 1, 1999. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          11. Servicing Agreement between CUNA Mutual Life Insurance Company and MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          12. Termination Agreement between CUNA Mutual Life Insurance Company and MEMBERS Capital Advisors, Inc. effective December 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          13. Investment Sub-Advisory Agreement with Shenkman Capital Management effective March 1, 2005, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on April 28, 2005.

     (e) Distribution Agreement between Ultra Series Fund and CUNA Brokerage Services, Inc. effective December 29, 1993. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

     (f)  N/A

     (g)  1.   Mutual Fund Custody Agreement between Ultra Series Fund and State
               Street Bank and Trust Company effective April 30, 1997.
               Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
               2-87775) filed with the Commission on February 12, 1999.

          2. Amendment No. 1 to Mutual Fund Custody Agreement effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

          3. Amendment to Mutual Fund Custody Agreement effective December 2, 1999. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

          4. Amendment No. 2 to Mutual Fund Custody Agreement effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          5. Amendment No. 4 to Mutual Fund Custody Agreement effective March 14, 2001. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          6. Form of Amendment No. 5 to Mutual Fund Custody Agreement effective May 1, 2002, incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 28, 2004.

     (h)  1.   Participation Agreement between Ultra Series Fund and CUNA Mutual
               Life Insurance Company Pension Plan for Home Office Employees.
               Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
               2-87775) filed with the Commission on February 12, 1999.

          2. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company Pension Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          3. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Home Office Employees. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          4. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          5. Participation Agreement between Ultra Series Fund and CUNA Mutual Pension Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          6. Participation Agreement between Ultra Series Fund and CUNA Mutual Savings Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          7. Participation Agreement between Ultra Series Fund and CUNA Mutual Thrift Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

          8. Investment Accounting Agreement effective October 28, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

               (i) Amendment to Investment Accounting Agreement with State Street Bank and Trust Company effective November 5, 2004, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on April 28, 2005

     (i) Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

     (j)  Consent of Deloitte and Touche LLP.

     (k)  Not Applicable.

     (l)  1.   Subscription Agreement between Ultra Series Fund and CUNA Mutual
               Life Insurance Company effective October 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          2. Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society effective October 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

     (m)  1.   Plan of Distribution dated May 1, 1997. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

          2. Supplement No. 1 to Distribution Plan effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

          3. Supplement No. 2 to Distribution Plan effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

     (n) Multi-Class Plans. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

     (o)  Reserved.

     (p)  1.   Ultra Series Fund's Code of Ethics effective June 1, 2000.
               Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No.
               2-87775) filed with the Commission on April 20, 2000.

          2. MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) (Investment Adviser) Code of Ethics effective April 1, 2000. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000.

               (i.) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated January 1, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on April 28, 2005.

          3. CUNA Brokerage Services, Inc.'s (Principal Underwriter) Code of Ethics effective September 1, 1997. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000.

Other Exhibits

     Powers of Attorney.

Item 24. Persons Controlled by or Under Common Control with the Fund

Class Z shares of the Ultra Series Fund are currently sold to separate accounts of CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to their qualified retirement plans.

Class C shares of the Ultra Series Fund are offered to separate accounts of insurance companies other than CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to qualified retirement plans of companies not affiliated with the Fund, CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates. Currently, there are no Class C shares outstanding.

CUNA Mutual Life Insurance Company is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Life Insurance Company and various companies may be considered to be under common control with CUNA Mutual Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Ultra Series Fund could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

See organization charts on the following pages.

                                   Appendix D

          Persons Controlling, Controlled by or Under Common Control with The Investment Adviser, Principal Underwriter, Sponsoring Insurance Company

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of November 1, 2005

                * Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               Business: Corporate Property/Casualty Insurance
               May 23, 1960*
               State of domicile: Wisconsin

          b.   CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985*
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               Business: Managing General Agent
               August 14, 1991*

               State of domicile: Texas

                    (1)  MEMBERS Financial Services, Inc.

                         Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc. Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
                         State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976*
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

          e.   International Commons, Inc.
               Business: Special Events
               January 13, 1981*
               State of domicile: Wisconsin

          f.   CUNA Mutual Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978* Incorporated
               December 1, 1995 Wholly Owned
               State of domicile: Wisconsin

          g.   CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974*
               State of domicile: Wisconsin
               Formerly CMCI Corporation

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                    (1)  CUNA Mutual Casualty Insurance Agency of Mississippi,
                         Inc.
                         Business: Property & Casualty Agency
                         June 24,1993*
                         State of domicile: Mississippi

                    (2)  CUNA Mutual Insurance Agency of Massachusetts, Inc.
                         Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                         State of domicile: Massachusetts

          h.   Stewart Associates Incorporated
               Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown

               March 6, 1998
               State of domicile: Wisconsin

          i.   CMG Mortgage Assurance Company
               Formerly Investors Equity Insurance Company, Inc.
               Business: Private Mortgage Insurance
               50% ownership by CUNA Mutual Investment Corporation
               50% ownership by PMI Mortgage Insurance Company
               Incorporated in California on March 3, 1969
               Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

          j.   CUNA Mutual Business Services, Inc.
               Business: Financial Services
               Incorporated April 22, 1974
               Wholly owned March 6, 2000
               State of domicile: Wisconsin

          k.   Lending Call Center Services, LLC
               Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
               Incorporated June 24, 2002
               Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

          l.   MEMBERS Trust Company (MTC)
               Business: MTC will offer an array of estate financial planning services to members through their credit unions.
               Incorporated 2003
               MTC will operate independently from Suncoast and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

          m.   Lenders Protection, LLC
               Business: Limited Liability Company
               Owned 50% CUNA Mutual Insurance Society and 50% Open Lending,
               Inc.
               State of domicile: Delaware

          n.   Union Charter Holding, LLC
               Business: Holds 100% of Union Financial Services, LLC
               Acquired January 7, 2005   Formed November 9, 2004
               Domiciled in Delaware

                    (1)  Union Financial Services, LLC
                         Industrial Loan Company Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981*
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health

     July 4, 1985*
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans
               Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004   Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Business: Creditor Group, Individual Life and Disability
               Insurance
               January 1, 1977
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Business: Property & Casualty Insurance
               July 1, 1980
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
               August 1, 1993
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
               January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
               Country of domicile: Canada

          e.   Canadian Northern Shield Insurance Company
               Business: Property & Casualty Insurance
               February 1, 1985
               Country of domicile: British Columbia, Canada

          f.   CUMIS Services Limited
               Business: Acquisitions and Insurance Agency Management Services June 1, 2000
               Country of domicile: Canada

          g.   WESTCU Insurance Services Limited
               Business: Insurance Agency Management
               June 21, 2000
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following companies:

          a.   Credential Financial, Inc.
               Business: Holding Company with ownership in a number of insurance and securities distribution companies
               Acquired January 2004
               Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)

     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994

5.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

6.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

7. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Business: Brokerage
               Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile: Australia

          b.   CUNA Mutual Technology Services Australia Pty Limited
               Business: Technology Services
               Incorporated as Direct Insurance Network International on August 31, 2000
               Renamed on September 3, 2002
               Country of Domicile: Australia

     The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                    (1)  CUNA Mutual Insurance Brokers Pty Limited Business:
                         Brokerage Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002 Country of Domicile:
                         Australia

8.   CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

9.   China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA
     Mutual Group.
     Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance
     Society and 30% by IFC
     Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

1.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

2.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

3.   HR Value Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee

          Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
          Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of September 1, 2005

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile: Connecticut

     League Insurance Agency is the 100% owner of the following subsidiary:

               a.   Member Protection Insurance Plans
                    Business: Insurance Agency
                    Incorporated on August 21, 1991
                    Acquired on August 31, 2000
                    State of domicile: Connecticut

Item 25. Indemnification

Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, Investment Advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The Investment Adviser for the Ultra Series Fund is MEMBERS Capital Advisors, Inc. See Part A MANAGEMENT OF THE ULTRA SERIES FUND, The Investment Adviser for a more complete description. The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS             POSITION HELD
------------             -------------
David P. Marks           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   President
Madison, WI 53705        2005-Present

                         Director
                         2005-Present

                         CUNA Mutual Insurance Society
                         Chief Officer - Investment
                         2005-Present

                         CUNA Mutual Life Insurance Company
                         Chief Officer - Investment
                         2005-Present

Lawrence R. Halverson    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Senior Vice President
Madison, WI 53705        1996-Present

                         Vice President
                         1988-Present

                         Secretary
                         1992-1999

                         CUNA Brokerage Services, Inc.
                         President
                         1996-1998

                         Director
                         1996-Present

Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Assistant Vice President
Madison, WI 53705        2001 - Present

                         Treasurer
                         2000 - Present

Tracy K. Lien            MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Assistant Secretary
Madison, WI 53705        1999 - Present

Item 27. Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the Ultra Series Fund. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, MEMBERS Mutual Funds, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. Officers and Directors of CUNA Brokerage.


Name and Principal      Positions and Offices      Positions and Offices
Business Address        With the Underwriter       With Registrant
------------------      ---------------------      ---------------------
Mark E. Backes**        Vice President             Vice President

Grael B. Barker         Director                   None

John A. Chosy*          Assistant Secretary        Director - Legal

Peter H. Corning*       Secretary                  Vice President

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy Halevan**       Chief Compliance Officer   Chief Compliance Officer

John W. Henry*          Director, Vice Chairman    Senior Vice President - Members
                        & President                Solutions Group

David J. Hughes**       Treasurer                  Product Financial Reporting Leader

Kevin T. Lenz*          Director                   Senior Vice President - Members
                                                   Solutions Group

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve R. Suleski*       Vice President             Vice President - Legal

Mark T. Warshauer*      Director                   Senior Vice President


* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

a.   CUNA Mutual Life Insurance Company
     2000 Heritage Way
     Waverly, Iowa 50677

b.   MEMBERS Capital Advisors, Inc.
     5910 Mineral Point Road
     Madison, Wisconsin 53705

c    CUNA Mutual Insurance Society
     5910 Mineral Point Road
     Madison, Wisconsin 53705

d.   State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, MO 64105

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 17th day of April, 2006.

                                        ULTRA SERIES FUND


                                        By: /s/ David P. Marks
                                            ------------------------------------
                                            David P. Marks
                                            President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE                    DATE
-------------------                    ----


/s/ Rolf F. Bjelland*                  03/01/2006
------------------------------------
Rolf F. Bjelland, Trustee


/s/ Holly S. Baggot                    04/17/2006
------------------------------------
Holly S. Baggot, Secretary &
Assistant Treasurer


/s/ Gwendolyn M. Boeke*                03/01/2006
------------------------------------
Gwendolyn M. Boeke, Trustee


/s/ David P. Marks*                    03/01/2006
------------------------------------
David P. Marks, President and Trustee


/s/ Lawrence R. Halverson*             03/01/2006
------------------------------------
Lawrence R. Halverson,
Vice President and Trustee


/s/ Mary E. Hoffmann*                  04/17/2006
------------------------------------
Mary E. Hoffmann, Treasurer


/s/ Dan P. Owens                       04/17/2006
------------------------------------
Dan P. Owens, Assistant Treasurer


/s/ Kevin S. Thompson                  04/17/2006
------------------------------------
Kevin S. Thompson, Attorney-In-Fact


/s/ Steve P. Riege*                    03/01/2006
------------------------------------
Steve P. Riege, Trustee


/s/ Richard E. Struthers*              03/01/2006
------------------------------------
Richard E. Struthers, Trustee

*    Pursuant to Powers of Attorney.

                              INDEX TO EXHIBITS TO

                                  FORM N-1A FOR

                                ULTRA SERIES FUND


Consent of Deloitte & Touche LLP


POWERS OF ATTORNEY